                                                                   EXHIBIT 10.12

                                    SUBLEASE

         THIS SUBLEASE is made this 30th day of June, 1998, by and between MCI SYSTEMHOUSE CORP., a Delaware corporation, with offices at 1133 19th Street, N.W., Washington, D.C. 20036 (the "SUBLESSOR") and CHANNELPOINT, INC., a corporation, with offices at 5755 Mark Dabling Boulevard, Suite 100, Colorado Springs, CO 80919 (the "SUBLESSEE").

                                   WITNESSETH:

         WHEREAS, by lease dated June 30, 1997 (hereinafter called the "PRIME LEASE"), CMD Realty Investment Fund, III, L.P. successor-in-interest to North Creek I-III L.P. (the "PRIME LESSOR"), demised unto Sublessor the entire 2nd floor, also known as Suite 200, consisting of 36,246 rentable square feet (the "LEASED PREMISES") in the building known as North Creek II located at 5755 Mark Dabling Boulevard, Colorado Springs, CO 80919 (the "BUILDING") for an initial term of three (3) years; and

         WHEREAS, Sublessor desires to sublet to Sublessee the entire Leased Premises and Sublessee desires to accept such sublease; and

         WHEREAS, Sublessee has in its possession and has examined a true and correct copy of the Prime Lease a copy of which is attached hereto as EXHIBIT A and, except as otherwise stated herein, has agreed to all the terms and conditions therein; and

         NOW, THEREFORE, Sublessor hereby subleases to Sublessee and Sublessee hereby hires from Sublessor a portion of said Leased Premises containing approximately 36,246 rentable square feet on the 2nd floor of the Building (the "SUBLEASED PREMISES") as more fully described and shown on EXHIBIT B attached hereto, together with the rights and privileges hereinafter set forth, the Subleased Premises to be used by Sublessee for the purposes set forth in this Sublease and for no other purpose, all in consideration of the rentals herein set forth and on the following terms and conditions:

                                    ARTICLE I
                                      TERM

         SECTION 1.01(a) SUBLEASE TERM. The term of this Sublease shall commence on July 1, 1998 or upon the date which the Sublessee takes possession of the Subleased Premises (the "COMMENCEMENT DATE") and shall continue until midnight on the 29th day of June, 2000, or at such earlier time as may be pursuant to this Sublease, the Prime Lease or law (the "SUBLEASE TERM"). In the event that the Commencement Date is other the date stated herein, then Sublessor and Sublessee agree to executed a Commencement Date Agreement following the date that Subtenant takes possession of the Subleased Premises.

         SECTION 1.02. HOLDING OVER. If Sublessee fails to surrender the Subleased Premises at the expiration or earlier termination of the Sublease Term and "holds over," absent any written notification from Sublessor, then Sublessee shall pay monthly installments of Base Rent in an amount equal to one hundred fifty percent (150%) of the monthly Base Rent installment specified in this Sublease and any and all penalties which may be incurred by Sublessor (as tenant) under the Prime Lease. Sublessor's acceptance of such rent shall not prohibit or restrict Sublessor's other rights and remedies, including Sublessor's right to evict Sublessee and to recover damages. Except as otherwise specifically provided in this paragraph, such holdover tenancy shall be subject to all of the terms and conditions of this Sublease.

                                   ARTICLE II
                               SUBLEASED PREMISES

         SECTION 2.01. CONDITION OF SUBLEASED PREMISES. Sublessee acknowledges that it has inspected the Subleased Premises and accepts possession strictly in "AS IS" condition. Sublessor makes no warranties, express or implied, regarding the condition of the Subleased Premises except to the extent that such warranties may be explicitly stated in this Sublease. In making and executing this Sublease, Sublessee has neither relied upon nor been induced by any statement or representation, if any, other than those set forth in this Sublease. Sublessor and Prime Lessor shall not be obligated to make, arrange, or effect any alterations, repairs or improvements to the Subleased Premises except that Sublessor shall deliver the Subleased Premises in broom-clean condition.

         SECTION 2.02. NO ALTERATIONS WITHOUT CONSENT. Sublessee shall make no alterations to the Subleased Premises without the prior written consent of Sublessor and the Prime Lessor. All plans and specifications for alterations to the Subleased Premises shall be provided to Sublessor and Prime Lessor for approval prior to the start of work. Any alterations performed to the Subleased Premises shall be performed lien free and shall comply with all legal requirements and all of the provisions of the Prime Lease relating to the performance of alterations and be performed by a contractor approved by Sublessor at the sole cost and expense of Sublessee.

         SECTION 2.03. INSTALLATION OF EQUIPMENT. Sublessee shall not install any equipment in the Subleased Premises that: (i) could generate excessive heat or consume excessive electricity; (ii) could interfere with Sublessor's equipment or operations; (iii) could threaten the safety of Sublessor's employees, agents, contractors or visitors; or (iv) could harm or impair the structural conditions of the Building.

         SECTION 2.04. SURRENDER AND RESTORATION. Upon the expiration or earlier termination of this Sublease, Sublessee shall quietly surrender the Subleased Premises without notice, and Sublessee shall deliver all pass keys and/or security access cards to Sublessor. Sublessee shall return the Subleased Premises in the same order and condition as delivered at the time of Sublessee's occupancy, ordinary wear and tear, damage by fire excepted. Any leasehold improvements installed in the Subleased Premises shall be removed by Sublessee prior to the termination date of this Sublease. Sublessee shall also remove all furniture, fixtures, signs and equipment and other property owned by Sublessee and Sublessee shall repair any damage caused by such removal. In the event that Sublessee vacates the Subleased Premises without repairing such damage as described above, Sublessor shall have the right to make such repairs and charge Sublessee for such cost which cost shall be reimbursed to Sublessor on demand. Should any of Sublessee's property remain on the Subleased Premises upon the expiration date of this Sublease, such property shall be deemed abandoned and Sublessor may retain title to such property or dispose of it at Sublessee's expense. Sublessee's obligations described in this Section 2.04 shall survive the expiration date or earlier termination of this Sublease.

                                   ARTICLE III
                   ACCESS, SERVICES, MAINTENANCE, AND REPAIRS

          SECTION 3.01. SUBLESSOR'S ACCESS TO SUBLEASED PREMISES. Sublessee agrees to permit Sublessor access to the Subleased Premises upon reasonable advance notice during the Sublease Term for the purpose of inspecting the Subleased Premises, marketing the Subleased Premises to potential future Sublessees or in the case of an

         SECTION 3.02. UTILITIES AND SERVICES. Sublessee recognizes that Sublessor is not in a position to furnish the services described in the Prime Lease or to perform certain other obligations which are not within the control of Sublessor. Therefore, Sublessee is entitled to receive only those utilities and services to which Sublessor is entitled to receive from Prime Lessor under the Prime Lease. Therefore, Sublessor shall not be obligated to provide any services to Sublessee and Sublessee's sole source of services shall be Prime Lessor, pursuant to the Prime Lease. Sublessee shall receive all customary building maintenance services including janitorial and customary interior and exterior maintenance as a part of the Rent paid. Sublessee waives and release any claims against Sublessor and Prime Lessor for damages for interruption of utilities to the Subleased Premises.

         SECTION 3.03. MAINTENANCE AND REPAIRS. Sublessee is entitled only to those repairs which Sublessor is entitled to receive under terms of the Prime Lease and Sublessee shall look solely to the Prime Lessor under the Prime Lease for all such maintenance and repairs. Sublessee, at its cost and expense, shall keep and maintain the Subleased Premises and all fixtures and equipment therein in clean, safe and sanitary condition and in compliance with all applicable laws and regulations.

Sublessee shall perform all repairs and maintenance to the Subleased Premises as required by Sublessor (as tenant) under the Prime Lease. If Sublessee does not perform such obligations within ten (10) days after receipt of Sublessor's notice, Sublessor may, but need not, perform such obligations and Sublessee shall reimburse Sublessor for such cost on demand. Sublessor shall have no obligation to maintain or repair the Subleased Premises or any fixture or furnishing therein. Sublessee shall promptly notify Sublessor of any maintenance or repairs needed in the Subleased Premises, regardless of which party has the obligation for such maintenance or repair.

                                   ARTICLE IV
               USE: COMPLIANCE WITH LAWS AND RULES AND REGULATIONS

         SECTION 4.01. USE. Sublessee may use the Subleased Premises for general office purposes only and in no event for any use prohibited or restricted by the Prime Lease or by law. Sublessee shall not commit or permit to be committed on the Subleased Premises any act or omission which shall violate any term or condition of the Prime Lease.

         SECTION 4.02. COMPLIANCE WITH LAWS, AND RULES AND REGULATIONS. Sublessee shall, at its sole cost and expense, from and after the Commencement Date comply with, and cause the Subleased Premises to comply with, all laws, regulations and ordinances applicable to the Subleased Premises and to Sublessee's use and occupancy thereof. Sublessee agrees that it shall comply with all laws and with the rules and regulations stated in the Prime Lease including all rules or regulations later promulgated by Prime Lessor.

                                    ARTICLE V
                            RENT AND ADDITIONAL RENT

         SECTION 5.01. BASE RENT. Sublessee shall pay to Sublessor, an annual base rent at the rate of $13.90 per rentable square foot per annum in the aggregate amount of $503,819.40 ("BASE RENT") payable in equal monthly installments of $41,984.95 in advance on the first day of each month, commencing on the Commencement Date, prorated for any portion of a month.

         SECTION 5.02 ADDITIONAL RENT. In addition to paying the Base Rent due hereunder, Sublessee shall pay to Sublessor, as Additional Rent, its proportionate share of any escalations for increases in Operating Expenses (as such term is defined in Section 2.02 of the Prime Lease), when and as such Operating Expenses are billed to Sublessor (as tenant) from Prime Lessor under the Prime Lease, said amount is currently $6.21 per rentable square foot. In addition, any and all other charges imposed on Sublessor (as tenant) under the Prime Lease shall be borne by Sublessee on the same terms and conditions as provided for in the Prime Lease and likewise shall be paid to Sublessor when and as such charges are billed to Sublessor (as tenant) under the Prime Lease. Sublessee shall make any and all such payments directly to Sublessor at the address stated in Section 5.05 hereof or such other persons as the Sublessor may from time to time direct. For purposes hereof, Sublessee's proportionate share of Operating Expenses shall be determined by multiplying Operating Expenses by a fraction, the numerator of which is the number of rentable square feet of Subleased Premises and the denominator of which is the number of rentable square feet of the Premises as follows: Sublessee's proportionate share is approximately 34.26% (36,246rsf/105,790rsf=34.26%). In the event that the Prime Lessor invoices the Sublessor on a monthly basis for the estimated Operating Expenses, Sublessor shall then invoice Sublessee on a monthly basis for the estimated Operating Expenses, in accordance with Section 2.02 of the Prime Lease. Sublessee shall have fifteen (15) days to pay Sublessor after receipt of the written invoice. Within six (6) months following the close of each calendar year and following receipt of the documentation from the Prime Lessor, Sublessor shall provide an accounting showing in reasonable detail all computation of the operating expenses for that year.

         SECTION 5.03. COST OF ADDITIONAL SERVICES. Sublessee shall also be responsible for paying directly to Sublessor (or to such other persons as Sublessor shall from time to time direct) the cost of any additional services provided to the

Subleased Premises or based on Sublessee's use and occupancy of the Subleased Premises. Sublessee shall make payment of any and all such services within thirty (30) days following Sublessee's receipt of Sublessor's request for payment.

         SECTION 5.04. LATE CHARGE. If any installment of Base Rent is not paid by the tenth (10th) day of the month during which such Base Rent is due, or if any other amount (including Additional Rent) is not paid by the tenth (10th) day following the date such amount is due, then in addition to such sum, Sublessee shall pay (i) a late fee equal to ten percent (10%) of such sum until paid.

         SECTION 5.05. PAYMENT. Base Rent, Additional Rent, and all other sums payable by Sublessee under this Sublease shall be paid to Sublessor without notice or demand and without any deduction, abatement or set-off in legal United States tender at the following address:

                           MCI SYSTEMHOUSE CORP.
                           c/o MCI Telecommunications Corporation
                           701 S. 12th Street
                           Arlington, Virginia 22202
                           ATTN: Real Estate Services Dept. 0950/081

or to such other party or address as Sublessor may designate by written notice to Sublessee. Invoices for rent due shall be rendered only for the first month of the Sublease Term and not for recurring months. Sublessor's acceptance of late rent payments shall not excuse such delay nor any future delays in payment nor constitute a waiver of rights, notwithstanding any endorsement or restriction that Sublessee may include with such payment.

         SECTION 5.06. TAX ON SUBLESSEE'S PERSONAL PROPERTY. Sublessee shall also be responsible for paying any tax due on Sublessee's equipment or personal property, if such tax is billed by the taxing authority.

                                   ARTICLE VI
                                SECURITY DEPOSIT

         Subtenant has deposited the sum of One Hundred Twenty Thousand and No/l00 Dollars ($120,000.00) in a form of a Letter of Credit for the full term of the Sublease, with Sublandlord as security for Subtenant's payment of rent and performance of its other obligations under this Sublease. If Subtenant defaults in its payment of rent or performance of its other obligations, Sublandlord may draw down all or a part of the security deposit for the payment of rent or any other sums in default, or for the payment of any other sums which Sublandlord may spend by reason of Subtenant's default, or for the payment to Sublandlord of any other loss or damage which Sublandlord may suffer by reason of Subtenant's default.

         If Sublandlord uses any portion of the Letter of Credit, Subtenant will restore the Letter of Credit to its original amount within five (5) days after written demand from Sublandlord. The Security Deposit shall not be a limitation on Sublandlord's damages or other rights under this Sublease, or a payment of liquidated damages, or an advance payment of the rent. If Subtenant pays the rent and performs all of its other obligations under this Sublease, Sublandlord shall return the Letter of Credit to Subtenant within fifteen (15) days after the end of the Sublease Term.

                                   ARTICLE VII
                                     NOTICE

         SECTION 7.01. DISTRIBUTION OF NOTICE RECEIVED. Sublessor shall, no later than two (2) business days after receipt thereof, give to Sublessee a copy of each notice and demand received from Prime Lessor concerning the

Subleased Premises or this Sublease and shall within such time give to Prime Lessor a copy, or the substance of, each notice and demand received from Sublessee.

         SECTION 7.02. FORM OF NOTICE. Notices and other communications between the parties shall be in writing and shall be given or made by United States registered or certified mail, return receipt requested, or by recognized overnight mail delivery service, pre-paid, addressed to Sublessor at:

                   MCI Systemhouse Corp.
                   c/o MCI Telecommunications Corporation
                   701 S. 12th Street
                   Arlington, Virginia 22202
                   ATTN: REAL ESTATE SERVICES DEPT. 0950/081

          with a copy to:

                   MCI Telecommunications Corporation
                   1133 19th Street, N.W.
                   Washington, D.C. 20036
                   ATTN: LAW AND PUBLIC POLICY
                           REAL ESTATE ADMINISTRATOR
                           DEPARTMENT 0598/003

          and to Sublessee at:

                   ChannelPoint, Inc.
                   Northcreek II
                   5755 Mark Dabling Blvd., Suite 100
                   Colorado Springs, CO 80919
                   ATTN: CEO OF CHANNELPOINT

Such notices shall be deemed effective on the date of addressee's receipt or refusal, as the case may be. Either party may change its notice address by giving notice of such change to the other party as stated in this Article VII.

                                  ARTICLE VIII
                          INCORPORATION OF PRIME LEASE

         SECTION 8.01. INCORPORATION OF SUBLEASE WITH PRIME LEASE. So long as the provisions of the Prime Lease pertaining to the Subleased Premises do not conflict with or are applicable to the specific provisions of this Sublease (or are not excluded below), such provisions are incorporated into and made a part of this Sublease. Subject to the preceding sentence, Sublessee shall be bound by all the provisions of the Prime Lease which pertain to the Subleased Premises and shall perform all of the obligations and responsibilities that Sublessor is obligated to perform (as tenant) pursuant to the Prime Lease related to the Subleased Premises.

         Therefore, for purposes of this Sublease: (i) references in the Prime Lease to "Landlord" shall mean the Sublessor; (ii) references in the Prime Lease to "Tenant" shall mean the Sublessee; (iii) references in the Prime Lease to "Leased Premises" or similar words shall mean the Subleased Premises; (iv) references in the Prime Lease to "Term" shall mean the Sublease Term; and (v) references in the Prime Lease to "use and occupancy" shall refer to Sublessee's use and occupancy of the Subleased Premises. All terms not specifically defined herein shall have the same meanings designated in the Prime Lease provided that such words are not in conflict with the provisions of this Sublease.

         The Prime Lease contains certain provisions that are not applicable to this Sublease. The parties agree that the following sections of the Prime Lease are not incorporated into this Sublease: (i) any provisions that are in direct conflict with the Sublease; (ii) any provisions relating to Prime Lessor's or Sublessor's obligations regarding the initial construction of the Premises, the intent of this provision being to acknowledge that construction of the Premises covered by the Prime Lease are complete. Notwithstanding and in addition to the preceding sentence, and not by way of limitation, the following provisions of the Prime Lease shall not apply to Sublessee under this Sublease: Sections 15.4 and 16.14, Exhibits E and G, and Rider to Lease, Paragraphs 14, 18 and 19.

         SECTION 8.02. PRIVITY. Except as specifically provided herein, nothing contained in this Sublease shall be construed to create privity of estate or privity of contract between Sublessee and Prime Lessor.

         SECTION 8.03. BREACH OF PRIME LEASE: INDEMNIFICATION. Sublessee shall not do or permit to be done any act or thing which will constitute a breach or violation of any of the provisions of the Prime Lease or of any law, ordinance, rule or regulation of any governmental body applicable to the Subleased Premises and/or Sublessee's use and occupancy thereof. Sublessee will indemnify and hold Sublessor harmless from and against all losses, costs, damages, expenses (including reasonable attorneys' fees), penalties and liabilities which Sublessor may incur or pay out by reason of any such violation or breach or any injuries to persons or property occurring in, on or about the Subleased Premises, or by reason of any breach, default or act of negligence hereunder by Sublessee, its officers, employees or agents, or by reason of any work done on, in or to the Subleased Premises by, for or on behalf of Sublessee. Likewise, Sublessor shall not do or permit to be done any act or thing which will constitute a breach or violation of any of the provisions of the Prime Lease.

         SECTION 8.04. RIGHTS/OBLIGATIONS. Notwithstanding any provision to the contrary in this Sublease, Sublessee shall in no case have any rights with respect to the Subleased Premises, unless and except as specifically provided in this Sublease, and Sublessee hereby agrees to assume all of Sublessor's obligations under the Prime Lease, except as may be specifically provided herein to the contrary. For example, whenever a provision of the Prime Lease which is incorporated herein by reference requires Sublessor (as tenant) under the Prime Lease, to perform an act or conduct a repair, such provision shall obligate Sublessee to perform such act.

         SECTION 8.05. TERMINATION OR MODIFICATION OF PRIME LEASE. If the term of the Prime Lease is terminated prior to the expiration date of this Sublease, this Sublease shall thereupon be terminated and Sublessor shall not be liable to Sublessee by reason thereof unless such termination shall be due to the breach or default of Sublessor under the terms of the Prime Lease. Sublessor hereby agrees that it will not enter into any agreement with the Prime Lessor with respect to the termination, surrender and acceptance of the Prime Lease, as related to the Subleased Premises, without the prior written consent of the Sublessee, which consent shall not be unreasonably withheld or delayed.

         SECTION 8.06. SUBORDINATION OF SUBLEASE TO THE PRIME LEASE. This Sublease is subject and subordinate to the Prime Lease and to all mortgages, ground leases, security agreements or other encumbrances to which the Prime Lease is subject and subordinate. Sublessee shall not by any act or failure to act cause any default under the Prime Lease nor do anything which is prohibited under the Prime Lease.

         SECTION 8.07. DEFAULT BY PRIME LESSOR. If Prime Lessor shall default under any of the provisions of the Prime Lease, such default shall not constitute a default by Sublessor under this Sublease and Sublessor shall not be obligated to cure Prime Lessor's default. Sublessor shall have no obligation to enforce any right or remedy under the Prime Lease for Sublessee's benefit and Sublessor shall have no liability to Sublessee for any default under the Prime Lease by Prime Lessor.

                                   ARTICLE IX
                            ASSIGNMENT AND SUBLETTING

         SECTION 9.01. NO ASSIGNMENT AND SUBLETTING WITHOUT CONSENT. Sublessee shall not assign or sublet this Sublease or any part of the Subleased Premises or any right or privilege appurtenant thereto, and shall not suffer or permit any other person (excepting agents, servants or associates of Sublessee) to occupy or use the Subleased Premises or any portion thereof, without the prior written consent of Sublessor. Further, any assignment or subletting by Sublessee without such prior written consent of Sublessor shall be void and shall, at the option of Sublessor, terminate this Sublease.

                                    ARTICLE X
                                    INSURANCE

         SECTION 10.01. SUBLESSEE'S INSURANCE. Sublessee shall maintain with respect to the Subleased Premises comprehensive public liability and property damage insurance in minimum limits as stated in Article 13 of the Prime Lease, insuring Sublessor, Prime Lessor and Sublessee against bodily injury or death to persons, and against damage to property as herein provided. Sublessee shall deliver a certificate of such insurance to Sublessor and to Prime Lessor within fifteen (15) days after the date hereof and Sublessor and Prime Lessor shall be named as an additional insured on such policy. Such insurance policy shall be in form reasonably satisfactory to Sublessor and to Prime Lessor, and shall be placed with a company qualified to do business in the State where the Subleased Premises are located. Such policy shall provide that it cannot be cancelled without at least thirty (30) days prior written notice to Sublessor.

                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.01. BROKERS. Sublessor and Sublessee acknowledge that Olive Real Estate Group, Inc. has acted as broker with regard to the Subleased Premises and that Sublessor shall be solely responsible for, and shall pay to said broker, a real estate commission in accordance with the terms of a separate agreement. Sublessor agrees to indemnify, defend and hold Sublessee harmless from any claim for such commission, and furthermore, Sublessor agrees that should any other broker make a claim for a commission based upon the actions of Sublessor, Sublessor shall indemnify, defend and hold Sublessee harmless from any such claim. Sublessee represents that it has dealt with no broker other than the aforesaid broker and agrees that, should any other broker make a claim for a commission based upon the actions of Sublessee, Sublessee shall indemnify, defend and hold Sublessor harmless from any such claim.

         SECTION 11.02. QUIET ENJOYMENT. Sublessor covenants that upon Sublessee's paying the rent and any other sums and observing and performing all of the terms, covenants and conditions on Sublessee's part to be observed and performed, Sublessee may peaceably and quietly enjoy the Subleased Premises hereby demised, and such other rights as Sublessee is granted under this Sublease.

         SECTION 11.03. PARKING. Provided Sublessee is not in default and subject to casualty, condemnation and applicable laws, Sublessee at all times during the terms of the Sublease, at no additional cost to Sublessee, shall have the right to the use up to 3 parking spaces for each 1,000 square feet of the Subleased Premises.

         SECTION 11.04. SURVIVAL. The parties agree to execute and deliver, from time to time, as circumstances may require, any other instruments necessary to effect the provisions of this Sublease. All of Sublessee's obligations which accrue during the Sublease Term shall survive the expiration or earlier termination of this Sublease.

         SECTION 11.05. ENTIRE AGREEMENT. This Sublease contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements. This Sublease cannot be changed in any manner except by a written agreement signed by the parties hereto.

         SECTION 11.06. GOVERNING LAW. If any provision of this Sublease shall be determined to be invalid or unenforceable, the remainder of this Sublease and the application of all such provisions shall be valid and enforceable as permitted by law. This Sublease shall be governed in all respects by the laws of the state in which the Subleased Premises are located.

         SECTION 11.07. EXECUTION BY COUNTERPART; FORMAT. This Sublease may be executed in counterparts which shall be construed together as one instrument. Each exhibit attached hereto is made a part of this Sublease. Headings are for convenience only and shall not affect the interpretation of this Sublease. Unless otherwise stated, all defined terms shall have the meanings used in the Prime Lease.

         SECTION 11.08. SUCCESSORS AND ASSIGNS. This Sublease shall apply to and bind the Sublessor and Sublessee to their respective heirs, successors, and assigns, however the agreements and obligations of Sublessor stated in this Sublease shall be binding upon Sublessor and its successors and assigns only concerning breaches occurring during its and their respective ownership of Sublessor's interest hereunder. Sublessee shall attorn to each of Sublessor's successors and assigns.

         SECTION 11.09. CONSENT OF PRIME LESSOR. This Sublease is subject to the consent of Prime Lessor in accordance with the terms of the Prime Lease and shall have no effect until Prime Lessor shall have given its consent and this Sublease is executed by and delivered to all parties. If Prime Lessor refuses to consent to this Sublease for any reason whatsoever within thirty (30) days after the date hereof, Sublessor shall not be obligated to take any action to obtain such consent, and this Sublease shall be deemed void and of no effect, and, except as otherwise provided in this Sublease, all rent and other charges paid in advance, if any, shall be refunded to Sublessee.

         SECTION 11.10. AUTHORITY. The parties affirm and covenant that each has the authority to enter into this Sublease, to abide by the terms hereof, and that the signatories hereto are authorized representatives of their respective entities to execute and bind such entity to this Sublease.

         IN WITNESS WHEREOF, this Sublease has been duly executed by the parties hereto as of the day and year first above written.


                                        SUBLESSOR:
ATTEST:                                 MCI SYSTEMHOUSE CORP.

By: /s/ DANIEL J. PERKA                 By: /s/ MARTHA BENSON
  ----------------------------             -----------------------------
     Daniel J. Perka                         Martha Benson
     Assistant Secretary                     Authorized Signatory


                                        SUBLESSOR:
ATTEST:                                 CHANNELPOINT, INC.


By: /s/ JAMES B. HOLLEN                 By: /s/ KENNETH E. HOLLEN
  ----------------------------             -----------------------------
                                        Name: Kenneth E. Hollen
                                             ---------------------------
                                        Its: President & CEO
                                            ----------------------------

                                LIST OF EXHIBITS



EXHIBIT A:     PRIME LEASE

EXHIBIT B:     PLAN OF SUBLEASED PREMISES

                           COMMENCEMENT DATE AGREEMENT


         This agreement made this 1st day of August, 1998, MCI SYSTEMHOUSE CORP. between (hereinafter referred to as "Sublessor") and CHANNELPOINT, INC. (hereinafter referred to as "Sublessee").

         WHEREAS, Sublessor and Sublessee entered into a Sublease dated June 30, 1998 for 36,246 rentable square feet on the second floor located in the building known as North Creek II have an address of 5755 Mark Dabling Boulevard, Colorado Springs, CO (the "Subleased Premises").

         NOW, THEREFORE, pursuant to the provisions of Section 1.01(a) of the Sublease, Sublessor and Sublessee mutually agree to as follows:

         1. The Commencement Date of the Sublease Term is August 1, 1998. The Expiration Date of the Sublease Term is June 29, 2000.

         2. Tenant is in possession of, and has accepted, the Subleased Premises in its "AS IS" condition.

         IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement as of the day and date first written above.

                                    SUBLESSOR:
                                    MCI SYSTEMHOUSE CORP.

                                    By:
                                       ----------------------------
                                             Martha Benson
                                             Authorized Signatory

                                    SUBLESSEE:
                                    CHANNELPOINT, INC.



                                    By: /s/ [ILLEGIBLE]
                                       ----------------------------------------

                           [SILICON VALLEY BANK LOGO]

RECEIPT FOR TERM DEPOSIT                                       INTERNAL BANK USE

SILICON VALLEY BANK 3003 Tasman Drive   Santa Clara, CA 95054-1191    408-654-7400
Class Code     754  Account Number 8800023464     Interest Rate 4.90%  Annual Percentage Yield 4.90%
           --------                --------------               -----                         -----
Issue Date     7/24/98   Maturity Date  7/24/99   Term 365 days
           ------------                ----------      ------------

Amount Deposited                   *****$20,000.00*****                Dollars
                 -----------------------------------------------------

IN THE NAME(S) OF

               *****Channelpoint Inc*****

FJA  841367639
INTEREST PAYMENT FREQUENCY
 [X] Monthly  [ ] Quarterly [ ] Semi-Annually [ ] Annually [ ] At Maturity Of The Certificate

METHOD OF INTEREST DISTRIBUTION
 [ ] Mail Check  [ ] Credit To Certificate At Maturity Only  [X] Credit To Acct. No.  3300032362
                                                                                     ---------------

     CD Held for Collateral
       Trade        Note
      Finance       Dept.
                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                BANK AUTHORIZED SIGNATURE

This Term Deposit Is Subject To The Terms And Conditions Hereon And As Specified On The Signature Card And Agreement On File With Silicon Valley Bank.

TERMS AND CONDITIONS

1. INTEREST RATE AND PAYMENT - The interest rate for your account will be paid until the maturity date of your certificate. Interest begins to accrue on the business day you deposit noncash items (for example, checks). Interest will not be compounded. Interest will be credited according to your instructions at the time your account is opened. The interest payment may be credited to your certificate at maturity, credited to another account at the Bank, or paid by cashier's check on either a monthly, quarterly, semi-annual or annual basis or at maturity of the certificate. However, if the certificate is less than 31 days, interest will only be credited at maturity. We use the daily balance method to calculate the interest on your account. This method applies a daily periodic rate to the principal rate in the account each day.

2. ADDITIONAL DEPOSITS - After the account is opened, deposits will only be accepted on the maturity date or any date within the grace period.

3. RENEWAL - This account will automatically renew at maturity for a like period at Silicon Valley Bank's prevailing interest rate for that particular term. You have a grace period after the maturity date to withdraw the funds without being charged a penalty. You have a grace period of two (2) business days on a maturity of a 7-31 day term account. You have a grace period of ten (10) business days on a maturity of a 32 or more day term account. The Bank reserves the right to terminate this term deposit during any renewal period upon 10 days written notice to depositor. If you withdraw your funds during the grace period, the term deposit will cease earning interest as of the maturity date.

4. PENALTY FOR EARLY WITHDRAWAL - Partial withdrawals will not be permitted. If we permit a withdrawal before the maturity date, a penalty as shown below will be imposed.
     a. Deposits with an original maturity of 31 days or less will forfeit all interest earned from the date of deposit. There is a minimum penalty of seven (7) days simple interest.
     b. Deposits with an original maturity of 32 days to one year will forfeit an amount equal to 31 days simple interest at the interest rate paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     c. Deposits with an original maturity of more than one year will forfeit an amount equal to 90 days simple interest at the interest rate being paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     d. There is no penalty if early withdrawal is made due to the death of a depositor or if the depositor has been declared legally incompetent.

     In complying with the terms of this account, it may be necessary to deduct a portion of the principal deposit to satisfy an early withdrawal penalty.

PRESENTATION OF THIS RECEIPT IS NOT NECESSARY FOR WITHDRAWAL OF FUNDS FROM THIS
                                    ACCOUNT.

                                 (Member FDIC)

                       NOT NEGOTIABLE * NOT TRANSFERABLE

                           [SILICON VALLEY BANK LOGO]

RECEIPT FOR TERM DEPOSIT                                       INTERNAL BANK USE

SILICON VALLEY BANK    3003 Tasman Drive   Santa Clara, CA 95054-1191   408-654-7400
Class Code     754  Account Number 8800023475     Interest Rate 4.90%  Annual Percentage Yield 4.90%
           --------                --------------               -----                          -----
Issue Date     7/24/98   Maturity Date  7/24/99   Term  365 days
           ------------                ----------      ------------

Amount Deposited                   *****$20,000.00*****                Dollars
                 -----------------------------------------------------

IN THE NAME(S) OF

               *****Channelpoint Inc*****

FJA  841367639
INTEREST PAYMENT FREQUENCY
 [x] Monthly    [ ] Quarterly   [ ] Semi-Annually   [ ] Annually   [ ] At Maturity Of The Certificate

METHOD OF INTEREST DISTRIBUTION
 [ ] Mail Check  [ ] Credit To Certificate At Maturity Only  [x] Credit To Acct. No.  3300032362
                                                                                     ---------------

     CD Held for Collateral
       Trade        Note
      Finance       Dept.
                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                BANK AUTHORIZED SIGNATURE

     This Term Deposit Is Subject To The Terms And Conditions Hereon And As Specified On The Signature Card And Agreement On File With Silicon Valley Bank.

TERMS AND CONDITIONS

1. INTEREST RATE AND PAYMENT - The interest rate for your account will be paid until the maturity date of your certificate. Interest begins to accrue on the business day you deposit noncash items (for example, checks).
     Interest will not be compounded. Interest will be credited according to your instructions at the time your account is opened. The interest payment may be credited to your certificate at maturity, credited to another account at the Bank, or paid by cashier's check on either a monthly, quarterly, semi-annual or annual basis or at maturity of the certificate. However, if the certificate is less than 31 days, interest will only be credited at maturity. We use the daily balance method to calculate the interest on your account. This method applies a daily periodic rate to the principal in the account each day.

2. ADDITIONAL DEPOSITS - After the account is opened, deposits will only be accepted on the maturity date or any date within the grace period.

3. RENEWAL - This account will automatically renew at maturity for a like period at Silicon Valley Bank's prevailing interest rate for that particular term. You have a grace period after the maturity date to withdraw the funds without being charged a penalty. You have a grace period of two (2) business days on a maturity of a 7-31 day term account. You have a grace period of ten (10) business days on a maturity of a 32 or more day term account. The Bank reserves the right to terminate this term deposit during any renewal period upon 10 days written notice to depositor. If you withdraw your funds during the grace period, the term deposit will cease earning interest as of the maturity date.

4. PENALTY FOR EARLY WITHDRAWAL - Partial withdrawals will not be permitted. If we permit a withdrawal before the maturity date, a penalty as shown below will be imposed.
     a. Deposits with an original maturity of 31 days or less will forfeit all interest earned from the date of deposit. There is a minimum penalty of seven (7) days simple interest.
     b. Deposits with an original maturity of 32 days to one year will forfeit an amount equal to 31 days simple interest at the interest rate paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     c. Deposits with an original maturity of more than one year will forfeit an amount equal to 90 days simple interest at the interest rate being paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     d. There is no penalty if early withdrawal is made due to the death of a depositor or if the depositor has been declared legally incompetent.

     In complying with the terms of this account, it may be necessary to deduct a portion of the principal deposit to satisfy an early withdrawal penalty.

PRESENTATION OF THIS RECEIPT IS NOT NECESSARY FOR WITHDRAWAL OF FUNDS FROM THIS
                                    ACCOUNT.

                                 (Member FDIC)

                       NOT NEGOTIABLE * NOT TRANSFERABLE

                           [SILICON VALLEY BANK LOGO]
RECEIPT FOR TERM DEPOSIT                                       INTERNAL BANK USE

SILICON VALLEY BANK   3003 Tasman Drive   Santa Clara, CA 95054-1191    408-654-7400
Class Code     754  Account Number 8800023392     Interest Rate 4.90%  Annual Percentage Yield 4.90%
           --------                --------------               -----                          -----
Issue Date    7/24/98    Maturity Date  7/24/99   Term  365 days
           ------------                ----------      ------------

Amount Deposited                   *****$20,000.00*****                Dollars
                 -----------------------------------------------------

IN THE NAME(S) OF

               *****Channelpoint Inc*****

FJA  841367639
INTEREST PAYMENT FREQUENCY
 [x] Monthly   [ ] Quarterly  [ ] Semi-Annually  [ ] Annually  [ ] At Maturity Of The Certificate

METHOD OF INTEREST DISTRIBUTION
 [ ] Mail Check  [ ] Credit To Certificate At Maturity Only  [x] Credit To Acct. No.  3300032362
                                                                                     ---------------

     CD Held for Collateral
       Trade        Note
      Finance       Dept.
                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                BANK AUTHORIZED SIGNATURE

     This Term Deposit Is Subject To The Terms And Conditions Hereon And As Specified On The Signature Card And Agreement On File With Silicon Valley Bank.

TERMS AND CONDITIONS

1. INTEREST RATE AND PAYMENT - The interest rate for your account will be paid until the maturity date of your certificate. Interest begins to accrue on the business day you deposit noncash items (for example, checks).
     Interest will not be compounded. Interest will be credited according to your instructions at the time your account is opened. The interest payment may be credited to your certificate at maturity, credited to another account at the Bank, or paid by cashier's check on either a monthly, quarterly, semi-annual or annual basis or at maturity of the certificate. However, if the certificate is less than 31 days, interest will only be credited at maturity. We use the daily balance method to calculate the interest on your account. This method applies a daily periodic rate to the principal in the account each day.

2. ADDITIONAL DEPOSITS - After the account is opened, deposits will only be accepted on the maturity date or any date within the grace period.

3. RENEWAL - This account will automatically renew at maturity for a like period at Silicon Valley Bank's prevailing interest rate for that particular term. You have a grace period after the maturity date to withdraw the funds without being charged a penalty. You have a grace period of two (2) business days on a maturity of a 7-31 day term account. You have a grace period of ten (10) business days on a maturity of a 32 or more day term account. The Bank reserves the right to terminate this term deposit during any renewal period upon 10 days written notice to depositor. If you withdraw your funds during the grace period, the term deposit will cease earning interest as of the maturity date.

4. PENALTY FOR EARLY WITHDRAWAL - Partial withdrawals will not be permitted. If we permit a withdrawal before the maturity date, a penalty as shown below will be imposed.
     a. Deposits with an original maturity of 31 days or less will forfeit all interest earned from the date of deposit. There is a minimum penalty of seven (7) days simple interest.
     b. Deposits with an original maturity of 32 days to one year will forfeit an amount equal to 31 days simple interest at the interest rate paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     c. Deposits with an original maturity of more than one year will forfeit an amount equal to 90 days simple interest at the interest rate being paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     d. There is no penalty if early withdrawal is made due to the death of a depositor or if the depositor has been declared legally incompetent.

     In complying with the terms of this account, it may be necessary to deduct a portion of the principal deposit to satisfy an early withdrawal penalty.

PRESENTATION OF THIS RECEIPT IS NOT NECESSARY FOR WITHDRAWAL OF FUNDS FROM THIS
                                    ACCOUNT.

                                 (Member FDIC)

                       NOT NEGOTIABLE * NOT TRANSFERABLE

                           [SILICON VALLEY BANK LOGO]

RECEIPT FOR TERM DEPOSIT                                       INTERNAL BANK USE

SILICON VALLEY BANK 3003 Tasman Drive   Santa Clara, CA 95054-1191    408-654-7400
Class Code     754  Account Number  8800023512    Interest Rate 4.90%  Annual Percentage Yield 4.90%
           --------                --------------               -----                          -----
Issue Date     7/24/98   Maturity Date  7/24/99   Term  365 days
           ------------                ----------      ------------

Amount Deposited                   *****$20,000.00*****                Dollars
                 -----------------------------------------------------

IN THE NAME(S) OF

               *****Channelpoint Inc*****

FJA  841367639
INTEREST PAYMENT FREQUENCY
 [x] Monthly  [ ] Quarterly  [ ] Semi-Annually  [ ] Annually  [ ] At Maturity Of The Certificate

METHOD OF INTEREST DISTRIBUTION
 [ ] Mail Check  [ ] Credit To Certificate At Maturity Only  [x] Credit To Acct. No.  3300032362
                                                                                     ---------------

     CD Held for Collateral
       Trade        Note
      Finance       Dept.
                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                BANK AUTHORIZED SIGNATURE

     This Term Deposit Is Subject To The Terms And Conditions Hereon And As Specified On The Signature Card And Agreement On File With Silicon Valley Bank.

TERMS AND CONDITIONS

1. INTEREST RATE AND PAYMENT - The interest rate for your account will be paid until the maturity date of your certificate. Interest begins to accrue on the business day you deposit noncash items (for example, checks).
     Interest will not be compounded. Interest will be credited according to your instructions at the time your account is opened. The interest payment may be credited to your certificate at maturity, credited to another account at the Bank, or paid by cashier's check on either a monthly, quarterly, semi-annual or annual basis or at maturity of the certificate. However, if the certificate is less than 31 days, interest will only be credited at maturity. We use the daily balance method to calculate the interest on your account. This method applies a daily periodic rate to the principal in the account each day.

2. ADDITIONAL DEPOSITS - After the account is opened, deposits will only be accepted on the maturity date or any date within the grace period.

3. RENEWAL - This account will automatically renew at maturity for a like period at Silicon Valley Bank's prevailing interest rate for that particular term. You have a grace period after the maturity date to withdraw the funds without being charged a penalty. You have a grace period of two (2) business days on a maturity of a 7-31 day term account. You have a grace period of ten (10) business days on a maturity of a 32 or more day term account. The Bank reserves the right to terminate this term deposit during any renewal period upon 10 days written notice to depositor. If you withdraw your funds during the grace period, the term deposit will cease earning interest as of the maturity date.

4. PENALTY FOR EARLY WITHDRAWAL - Partial withdrawals will not be permitted. If we permit a withdrawal before the maturity date, a penalty as shown below will be imposed.
     a. Deposits with an original maturity of 31 days or less will forfeit all interest earned from the date of deposit. There is a minimum penalty of seven (7) days simple interest.
     b. Deposits with an original maturity of 32 days to one year will forfeit an amount equal to 31 days simple interest at the interest rate paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     c. Deposits with an original maturity of more than one year will forfeit an amount equal to 90 days simple interest at the interest rate being paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     d. There is no penalty if early withdrawal is made due to the death of a depositor or if the depositor has been declared legally incompetent.

     In complying with the terms of this account, it may be necessary to deduct a portion of the principal deposit to satisfy an early withdrawal penalty.

PRESENTATION OF THIS RECEIPT IS NOT NECESSARY FOR WITHDRAWAL OF FUNDS FROM THIS
                                    ACCOUNT.

                                 (Member FDIC)

                       NOT NEGOTIABLE * NOT TRANSFERABLE

                           [SILICON VALLEY BANK LOGO]

RECEIPT FOR TERM DEPOSIT                                       INTERNAL BANK USE

SILICON VALLEY BANK 3003 Tasman Drive   Santa Clara, CA 95054-1191    408-654-7400
Class Code     754  Account Number 8800023431     Interest Rate 4.90%  Annual Percentage Yield 4.90%
           --------                --------------               -----                          -----
Issue Date     7/24/98   Maturity Date  7/24/99   Term 365 days
           ------------                ----------      ------------

Amount Deposited                   *****$20,000.00*****                Dollars
                 -----------------------------------------------------

IN THE NAME(S) OF

               *****Channelpoint Inc*****

FJA  841367639
INTEREST PAYMENT FREQUENCY
 [x] Monthly  [ ]  Quarterly  [ ] Semi-Annually  [ ] Annually  [ ] At Maturity Of The Certificate

METHOD OF INTEREST DISTRIBUTION
 [ ] Mail Check  [ ] Credit To Certificate At Maturity Only  [x] Credit To Acct. No.  3300032362
                                                                                     ---------------

     CD Held for Collateral
       Trade        Note
      Finance       Dept.
                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                BANK AUTHORIZED SIGNATURE

     This Term Deposit Is Subject To The Terms And Conditions Hereon And As Specified On The Signature Card And Agreement On File With Silicon Valley Bank.

TERMS AND CONDITIONS

1. INTEREST RATE AND PAYMENT - The interest rate for your account will be paid until the maturity date of your certificate. Interest begins to accrue on the business day you deposit noncash items (for example, checks).
     Interest will not be compounded. Interest will be credited according to your instructions at the time your account is opened. The interest payment may be credited to your certificate at maturity, credited to another account at the Bank, or paid by cashier's check on either a monthly, quarterly, semi-annual or annual basis or at maturity of the certificate. However, if the certificate is less than 31 days, interest will only be credited at maturity. We use the daily balance method to calculate the interest on your account. This method applies a daily periodic rate to the principal in the account each day.

2. ADDITIONAL DEPOSITS - After the account is opened, deposits will only be accepted on the maturity date or any date within the grace period.

3. RENEWAL - This account will automatically renew at maturity for a like period at Silicon Valley Bank's prevailing interest rate for that particular term. You have a grace period after the maturity date to withdraw the funds without being charged a penalty. You have a grace period of two (2) business days on a maturity of a 7-31 day term account. You have a grace period of ten (10) business days on a maturity of a 32 or more day term account. The Bank reserves the right to terminate this term deposit during any renewal period upon (10) days written notice to depositor. If you withdraw your funds during the grace period, the term deposit will cease earning interest as of the maturity date.

4. PENALTY FOR EARLY WITHDRAWAL - Partial withdrawals will not be permitted. If we permit a withdrawal before the maturity date, a penalty as shown below will be imposed.
     a. Deposits with an original maturity of 31 days or less will forfeit all interest earned from the date of deposit. There is a minimum penalty of seven (7) days simple interest.
     b. Deposits with an original maturity of 32 days to one year will forfeit an amount equal to 31 days simple interest at the interest rate paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     c. Deposits with an original maturity of more than one year will forfeit an amount equal to 90 days simple interest at the interest rate being paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     d. There is no penalty if early withdrawal is made due to the death of a depositor or if the depositor has been declared legally incompetent.

     In complying with the terms of this account, it may be necessary to deduct a portion of the principal deposit to satisfy an early withdrawal penalty.

PRESENTATION OF THIS RECEIPT IS NOT NECESSARY FOR WITHDRAWAL OF FUNDS FROM THIS
                                    ACCOUNT.

                                 (Member FDIC)

                       NOT NEGOTIABLE * NOT TRANSFERABLE

                           [SILICON VALLEY BANK LOGO]

RECEIPT FOR TERM DEPOSIT                                       INTERNAL BANK USE

SILICON VALLEY BANK 3003 Tasman Drive   Santa Clara, CA 95054-1191    408-654-7400
Class Code     754  Account Number 8800023350     Interest Rate 4.90%  Annual Percentage Yield 4.90%
           --------                --------------               -----                          -----
Issue Date     7/24/98   Maturity Date  7/24/99   Term 365 days
           ------------                ----------      ------------

Amount Deposited                   *****$20,000.00*****                Dollars
                 -----------------------------------------------------

IN THE NAME(S) OF

               *****Channelpoint Inc*****

FJA  841367639
INTEREST PAYMENT FREQUENCY
 [x] Monthly   [ ] Quarterly   [ ] Semi-Annually   [ ] Annually   [ ] At Maturity Of The Certificate

METHOD OF INTEREST DISTRIBUTION
 [ ] Mail Check  [ ] Credit To Certificate At Maturity Only  [x] Credit To Acct. No.  3300032362
                                                                                     ---------------

     CD Held for Collateral
       Trade        Note
      Finance       Dept.
                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                BANK AUTHORIZED SIGNATURE

     This Term Deposit Is Subject To The Terms And Conditions Hereon And As Specified On The Signature Card And Agreement On File With Silicon Valley Bank.

TERMS AND CONDITIONS

1. INTEREST RATE AND PAYMENT - The interest rate for your account will be paid until the maturity date of your certificate. Interest begins to accrue on the business day you deposit noncash items (for example, checks).
     Interest will not be compounded. Interest will be credited according to your instructions at the time your account is opened. The interest payment may be credited to your certificate at maturity, credited to another account at the Bank, or paid by cashier's check on either a monthly, quarterly, semi-annual or annual basis or at maturity of the certificate. However, if the certificate is less than 31 days, interest will only be credited at maturity. We use the daily balance method to calculate the interest on your account. This method applies a daily periodic rate to the principal in the account each day.

2. ADDITIONAL DEPOSITS - After the account is opened, deposits will only be accepted on the maturity date or any date within the grace period.

3. RENEWAL - This account will automatically renew at maturity for a like period at Silicon Valley Bank's prevailing interest rate for that particular term. You have a grace period after the maturity date to withdraw the funds without being charged a penalty. You have a grace period of two (2) business days on a maturity of a 7-31 day term account. you have a grace period of ten (10) business days on a maturity of a 32 or more day term account. The Bank reserves the right to terminate this term deposit during any renewal period upon 10 days written notice to depositor. If you withdraw your funds during the grace period, the term deposit will cease earning interest as of the maturity date.

4. PENALTY FOR EARLY WITHDRAWAL - Partial withdrawals will not be permitted. If we permit a withdrawal before the maturity date, a penalty as shown below will be imposed.
     a. Deposits with an original maturity of 31 days or less will forfeit all interest earned from the date of deposit. There is a minimum penalty of seven (7) days simple interest.
     b. Deposits with an original maturity of 32 days to one year will forfeit an amount equal to 31 days simple interest at the interest rate paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     c. Deposits with an original maturity of more than one year will forfeit an amount equal to 90 days simple interest at the interest rate being paid on the time deposit at the time of withdrawal on the full amount of the deposit.
     d. There is no penalty if early withdrawal is made due to the death of a depositor or if the depositor has been declared legally incompetent.

     In complying with the terms of this account, it may be necessary to deduct a portion of the principal deposit to satisfy an early withdrawal penalty.

PRESENTATION OF THIS RECEIPT IS NOT NECESSARY FOR WITHDRAWAL OF FUNDS FROM THIS
                                    ACCOUNT.

                                 (Member FDIC)

                       NOT NEGOTIABLE * NOT TRANSFERABLE

                          AMENDMENT OF LEASE AGREEMENT

This Amendment of Lease is made this 9th day of December, 1996 by and between One Mall, LLC, a Maryland Limited Liability Company (the "Landlord"), and SHL ACT Systemhouse Corp., successor in interest to SHL Kee Systems Inc. (the "Tenant").

                                    RECITALS

     1. Landlord is the owner of the One Mall North Building (the "Building"), an office building located at 10025 Governor Warfield Parkway, Columbia, Maryland 21044.

     2. The Landlord and the successor to the Tenant have entered into an agreement of Lease, dated July 31, 1995, whereby, among other things, the Landlord has leased unto the Tenant (the "Lease") that certain portion of the fourth floor of the Building containing approximately 13,029 rentable square feet of space (the "Fourth Floor Space"), and that portion of the first floor at the Building (the "First Floor Space") containing approximately 3,750 rentable square feet.

     3.   The Lease has been assigned to the Tenant with Landlord's consent.

     4. The Lease, pursuant to its terms, creates the obligation on the part of the Tenant to expand into the Must Take Space on the fourth floor of the Building as shown on Exhibit A of the Lease (the "Must Take Space") on or before September 1, 1996. Tenant actually expanded into the Must Take Space as of April 15, 1996 and has been paying rent pursuant to the terms set forth herein since that date.

     5. Tenant desires to future expand on the first floor of the Building, in accordance with the terms and conditions and plan set forth below (the "First Floor Expansion Space").

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, the promises, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Lease: Except as provided herein, all the terms and conditions under the Lease shall remain in full force and effect.

     2. Must Take Space: As of April 15, 1996 the Fourth Floor Space shall be increased by the Must Take Space, as shown on Exhibit A hereto, which Must Take Space contains, the agreed upon equivalent of 775 rentable square feet (the Must Take Space and the Fourth Floor Space shall hereinafter collectively be the "Expanded Fourth Floor Space").

3.   Rental:

     a) From April 15, 1996 and throughout the Lease Term, the basic annual rent for the Must Take Space shall be paid at the same rental rates per rentable square foot and in the same manner as set forth in
          Section 5 of the Lease.

     b) The rental to be paid by Tenant for the First Floor Expansion Space shall be at the rental rates set forth in the Lease plus ($2.00) per square foot and shall commence November 1, 1996.

     c) The percentage of the Building that is occupied by the Tenant shall be increased by 3% for purposes of computing Tenant's allocable percentage of any Operating Expense and Real Estate Tax increases.

4. Tenant Improvements: Tenant acknowledges and agrees that Landlord has delivered the Must Take Space as required under the Lease. The build out specifications for the First Floor Expansion Space is set forth on Exhibit B hereto and dated "Revision 20-08-96" which Landlord agrees to construct on a turn key basis. If Tenant makes any changes to the Exhibit, Tenant agrees to promptly reimburse Landlord for any costs Landlord incurs beyond the cost to construct the space.

5. First Floor Expansion Space: The First Floor Expansion Space is shown on Exhibit B attached hereto and incorporated by reference herein and consists of 2,088 rentable square feet.

6. Term: The initial Term for the Must Take Space and the First Floor Expansion Space shall be coterminous with the Term as set forth in the Lease, it being the express intention of the parties that the Term for the Must Take Space shall commence on April 15, 1996 and that the term for the First Floor Expansion Space shall commence on November 1, 1996, and shall expire on August 31, 2000. With respect to the First Floor Expansion Space only, Landlord agrees that Tenant provided Tenant is not in default hereunder, shall have the right to terminate the Lease as of December 31, 1997, (the "Termination Date"), by doing all of the following:

     (i) send written notice to Landlord exercising Tenant's right to so terminate the Lease with respect to the First Floor Expansion Space only on or before September 30, 1997;

     (ii) the Tenant shall be responsible for the payment of a termination Fee in the form of one month gross rental plus all of the Landlord's unamortized tenant improvement costs related to the First Floor expansion space at the Termination Date. Tenant shall nevertheless be responsible to pay the rental for the First Floor Expansion Space until and through the Termination Date and shall also be responsible for the allocable share of the Operating Expenses and Real Estate Tax for the Building through that date as well.

         7. Brokerage Commissions: Tenant agrees that Landlord shall not be responsible to pay any brokerage commissions on the leasing of the First Floor Expansion Space.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Amendment of Lease as of the day and year first above written.





         WITNESS:                                 ONE MALL, LLC


                                                  Governor Warfield, LLC, Member

        /s/ KIMBERLY A. HARTMAN                   /s/ BRUCE F. TAUH    (SEAL)
        -----------------------                   ---------------------
                                                  Bruce F. Tauh, Member



                                                  SHL SYSTEMHOUSE CORP.

       [ILLEGIBLE]                                [ILLEGIBLE]          (SEAL)
       -----------------------                    ---------------------
                                                   Authorized Signatory

ADDENDUM TO LEASE AGREEMENT DATED DECEMBER 5TH, 1996
BETWEEN ONE MALL, LLC., (AS LANDLORD) AND MCI SYSTEMHOUSE CORP. (AS TENANT)

     1. Notices

        Delete the address for Tenant stated in the Lease and insert in lieu thereof the following:


        If to Tenant:
        SHL Systemhouse Corp.
        701 South 12th Street
        Arlington, VA  22202
        Attn: Real Estate Services


  with a copy to:

       MCI Telecommunications Corporation
       Law & Public Policy Department
       1133 19th Street N.W.
       Washington, D.C. 20036
       Attention: Real Estate Administrator.

   Notices shall be deemed given when received or refused, as the case may be, by the addressee.


     2. Landlord and Tenant affirm and covenant that each has the authority to enter into this Amendment, to abide by the terms hereof, and that the signatories hereto are authorized representatives of their respective entities empowered by their respective corporations to execute this Amendment.

     3. Except as expressly amended or modified herein, all other terms, covenants and conditions of the Lease shall remain in full force and effect.

     4. Landlord hereby convenants and warrants to Tenant that this Amendment does not require the approval of any lender holding a lien on the Building, nor of any other third party.

                               LEASE AMENDMENT TWO


THIS LEASE AMENDMENT TWO ("Amendment") is made and entered into as of the 30th day of June, 1998, by and between CMD Realty Investment Fund III, L. P., an Illinois limited partnership ("Landlord") and ChannelPoint, Inc., a Delaware corporation ("Tenant").

         A. Landlord and Tenant are the current parties to that certain lease ("Original Lease") dated March 25, 1997, for premises (the "Premises") in the building (the "Building") known as North Creek II, located at 5755 Mark Dabling Boulevard, Colorado Springs, Colorado 80919 (the "Property," as may be further described below), which lease has heretofore been amended or assigned by a document described and dated as follows First Amendment to Lease dated May 23, 1997 (collectively, and as amended herein, the "Lease").

         B. The parties mutually desire to amend the Lease on and subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereby agree as follows:

         1. AMENDMENT. The parties agree that the Lease shall be amended in accordance with the following terms and conditions:

                  Section 3 of the Rider to the Lease ("Right to Terminate") is hereby deleted from the Lease.

         2. EFFECTIVE DATE. This Amendment shall become effective as an amendment to the Lease as of, on and after July 1, 1998 (herein referred to as the "Effective Date"), and shall continue in effect until amended by the parties in writing or until expiration or sooner termination of the Lease.

         3. BROKERS. Tenant hereby represents and warrants that Tenant has not dealt with any broker, salesman, agent or finder in connection with this Amendment, and agrees to defend, indemnify and hold Landlord, and its employees, agents and affiliates harmless from all damages, losses, judgments, liabilities and expenses (including reasonable attorneys' fees) arising from any claims or demands of any broker, salesman, agent or finder with whom Tenant has dealt for any commission or fee alleged to be due in connection with this Amendment.

         4. CONFIDENTIALITY. Tenant shall keep the content and all copies of this document and the Lease, all related documents or amendments now or hereafter entered, and all proposals, materials, information and matters relating thereto strictly confidential, and shall not disclose, disseminate or distribute any of the same, or permit the same to occur, with respect to any party other than Tenant's financial or legal advisors to the extent that they need such information to advise Tenant (and Tenant shall obligate any such other parties to whom disclosure is permitted to honor the confidentiality provisions hereof), except as may be required by Law or court proceedings.

         5. WHOLE AMENDMENT; FULL FORCE AND EFFECT; CONFLICTS. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. As amended herein, the Lease between the parties shall remain in full force and effect. As an inducement for Landlord to enter into this Amendment, Tenant hereby represents that Landlord is not in violation of the Lease, and that Landlord has fully performed all of its obligations under the Lease as of the date on which Tenant signs this Amendment. In case of any inconsistency between the provisions of the Lease and this Amendment, the latter provisions shall govern and control.

         6. NOT AN OFFER. The submission and negotiation of this Amendment shall not be deemed an offer to enter into the same by Landlord. Tenant's execution of this Amendment constitutes a firm offer to enter into the same which may not be withdrawn for a period of thirty (30) days after delivery to Landlord. During such period, Landlord may proceed in reliance thereon, but such acts shall not be deemed an acceptance. Such acceptance shall be evidenced only by Landlord signing and delivering this Amendment to Tenant.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


WITNESSES; ATTESTATION
(Two for each signatory
required if Building is
in Florida or Ohio):


                                  LANDLORD:

                                  CMD REALTY INVESTMENT FUND III, L.P.,
                                  an Illinois limited partnership


                                  By: CMD/Fund III GP Investments, L.P.,
                                  an Illinois limited partnership,
                                  its general partner


                                        By: CMD REIM III, Inc.,
                                        an Illinois corporation,
                                        its general partner

                                        By: /s/ [ILLEGIBLE]
---------------------------                -----------------------------------
                                        Name:
                                             --------------------------------
                                        Its:
---------------------------                 ----------------------------------


                                  TENANT:
                                   CHANNELPOINT, INC.
                                   a Delaware corporation


/s/ JAMES B. HOLLEN                By: /s/ KENNETH E. HOLLEN
---------------------------           ----------------------------------------
                                   Name: Kenneth E. Hollen
                                        --------------------------------------
                                   Its: President & CEO
---------------------------            ---------------------------------------

                                    EXHIBIT A

                            STANDARD COMMERCIAL LEASE

                         ARTICLE 1.00 BASIC LEASE TERMS

     1.01 PARTIES. This lease agreement ("Lease") is entered into by and between the following Lessor and Lessee:

North Creek I-III L.P., a Delaware limited partnership ("Lessor")
MCI Systemhouse Corp., a Delaware corporation          ("Lessee")

     1.02 LEASED PREMISES. In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases, lets and demises to Lessee the following described premises ("Leased Premises"):

36,246 (Approximate sq. ft.) Entire second floor (Suite no. 200)

North Creek II (Name of building or project)

5755 Mark Dabling Boulevard (Street address/suite number)

Colorado Springs, Colorado 80919 (City, State, and Zip Code)

          The Leased Premises are shown on Exhibit A-1 attached hereto and legally described on Exhibit B attached hereto.

     1.03 TERM. Subject to and upon the conditions set forth herein, the term of this Lease shall commence on July 1, 1997 (the "Commencement Date") or as otherwise more specifically set forth in Exhibit C hereto, and shall terminate thirty-six (36) months thereafter. If the Commencement Date shall occur on other than the first day of a month, then the Lease shall terminate on the last day of the thirty-sixth (36th) full calendar month thereafter.

     1.04 BASE RENT AND SECURITY DEPOSIT. Base Rent is pursuant to the Schedule set forth in Section 2.01. The Security deposit is $____N/A_____, and shall be held and applied in accordance with Section 2.06.

     1.05 ADDRESSES.

         Lessor's Address:                          Lessee's Address:

  LaSalle Advisors Limited                  MCI Telecommunications Corporation
  200 East Randolph Drive                   c/o MCI Systemhouse Corp.
  Chicago, Illinois 60601                   Attn:   Real Estate Administrator
                                            701 S. 12th Street
                                            Arlington, VA 22202

  with a copy to:                           with a copy to:

  LPAML Colorado Limited Partnership        MCI Telecommunications Corporation
  8055 East Tufts Avenue, Suite 101         Law and Public Policy
  Denver, Colorado 80237                    1133 19th Street, N.W.
  Attention: General Partner                Washington, D.C. 20036
                                            Attention: Real Estate Administrator

     1.06 PERMITTED USE. General office use for those uses set forth on Exhibit D hereto.

                             ARTICLE 2.00 RENT


     2.01 BASE RENT. Lessee agrees to pay monthly as Base Rent during the term of this Lease the sum of money set forth below, which amount shall be payable at the address set forth in Section 16.07.

                              Base Rental Rate/                  Monthly
    Months                       SF/YR/NNN                     Base Rent
     36                            $13.90                     $41,984.95

Monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date during the term of this Lease provided, if the Commencement Date should be a date other than the first day of a calendar month, the monthly Base Rent set forth above shall be prorated based on a thirty day month to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Lessee shall pay as additional rent, all other sums due under this Lease.

     2.02 OPERATING EXPENSES. Lessee agrees to pay as additional rent Lessee's pro rata share of Operating Expenses as defined in Section 2.03 below. For purposes of this Lease, Lessee's pro rata share shall be determined by dividing 36,246 (the approximate square footage for the Leased Premises) by 105,790 (the approximate square footage of the building), multiplying the resulting quotient by 100, and rounding to the second decimal place (approximately 34.26%). Tenant's pro rata share shall be adjusted accordingly if the square footage of the Leased Premises is increased pursuant to the terms of this Lease. Lessor may invoice Lessee monthly for Lessee's pro rata share of the estimated Operating Expenses for each calendar year, which amount shall be adjusted each year based upon the anticipated Operating Expenses. Within six months following the close of each calendar year, Lessor shall provide Lessee an accounting showing in reasonable detail all computations of additional rent due under this section. In the event the accounting shows that the total of the monthly payments made by Lessee exceeds the amount of additional rent due by Lessee under this section, the accounting shall be accompanied by a refund. In the event the accounting shows that the total of the monthly payments made by Lessee is less than the amount of additional rent due by Lessee under this section, the accounting shall be accompanied by an invoice for the additional rent. Notwithstanding any other provisions in this Lease, during the year in which the Lease terminates, Lessor, prior to the termination date, shall have the option to invoice Lessee for Lessee's pro rata share of the Operating Expenses based upon the previous year's Operating Expenses. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any additional rent payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. Lessee shall have the right, at its own expense, within ninety (90) days of receipt of any invoice, to audit Lessor's books relevant to the additional rent payable under such invoice. After such ninety (90) day period, Lessee's right to audit with respect to such invoice is waived. Lessee agrees to pay any additional rent due under this section within thirty (30) days following receipt of the invoice or accounting showing additional rent due. [See Rider, Paragraph 1.]

     2.03 DEFINITION OF OPERATING EXPENSES. The term "Operating Expenses" includes all expenses incurred by Lessor with respect to the maintenance and operation of the parking areas and the Building of which the Leased Premises are a part, including, but not limited to, the following: maintenance, repair and replacement costs; electricity, fuel, water, sewer, gas and other utility charges; security, window washing and janitorial services; trash and snow removal; landscaping and pest control; management fees, wages and benefits payable to employees of Lessor whose duties are directly connected with the operation and maintenance of the building; all services, supplies, repairs, landscaping replacements or other expenses for maintaining and operating the building or project including parking and common areas; the cost, including interest, amortized over its useful life, of any capital improvement made to the building which is required under any governmental law or regulation that was not applicable to the building at the time it was constructed; the cost, including interest, amortized over its useful life, of installation of any device or other equipment which improves any system within the Leased Premises or the building; all other expenses which would generally be regarded as operating, ownership and maintenance expenses which would reasonably be amortized over a period in accordance with generally accepted Internal Revenue Service amortization schedules; all real property taxes and installments of special assessments, including assessments by means of deed restrictions and/or owners' associations which accrue against the building of which the Leased Premises are a part during the term of this Lease; and all insurance premiums Lessor is required to pay or deems necessary to pay, including public liability insurance, with respect to the building. The term Operating Expenses does not include the following: repairs, restoration or other work occasioned by fire, wind, the elements or other casualty to the extent of insurance proceeds; income and franchise taxes of Lessor; expenses incurred in leasing to or procuring of lessees, leasing commissions, advertising expenses and expenses for the renovating of space for new lessees; interest or principal payments on any mortgage or other indebtedness of Lessor; compensation paid to any employee of Lessor above the grade of property manager; any depreciation allowance or expense; Operating Expenses which are the direct responsibility of Lessee; costs of excess or additional services provided to any lessee that are directly billed to such lessee; any income, estate, inheritance, transfer tax, excess profit or franchise tax on Lessor's business; all costs, including legal fees, relating to activities for the solicitation and execution of leases of space in the building; any delinquent interest or penalties due or charged for late payment of taxes; or any legal fees incurred by Lessor in enforcing its rights under other leases for premises in the building. [See Rider, Paragraph 2.]

     2.04 LATE PAYMENT CHARGE. Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by Lessor on or before the tenth day; of the month for which the rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the tenth day of the month next following the month in which Lessee was invoiced, a late payment charge of five percent (5%) applied to such past due amount shall become due and payable in addition to such amounts owed under this Lease.

     2.05 INCREASE IN INSURANCE PREMIUM. If an increase in any insurance premiums paid by Lessor for the building is caused by Lessee's use of the Leased Premises in a manner other than as set forth in Section 1.06, or if Lessee vacates the Leased Premises and causes an increase in such premiums, then Lessee shall pay as additional rent the amount of such increase to Lessor, within thirty (30) days after receipt of invoice with supporting documentation attached.

     2.06 SECURITY DEPOSIT. Intentionally Deleted.

     2.07 HOLDING OVER. In the event the Lessee does not vacate the Leased Premises upon the expiration or termination of this Lease, Lessee shall be a tenant at will for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as Base Rental for the period of such holdover an amount equal to one and one-half (1.5) times the Base Rent which would have been payable by Lessee had the holdover period been a part of the original term of this Lease. Lessee agrees to vacate and deliver the Leased Premises to Lessor upon Lessee's receipt of written notice from Lessor to vacate. The rental payable during the holdover period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without the consent of Lessor, shall operate to extend the term of this Lease.

                         ARTICLE 3.00 OCCUPANCY AND USE

     3.01 USE. Lessee warrants and represents to Lessor that the Leased Premises shall be used and occupied only for the purpose as set forth in Section 1.06. Lessee shall occupy the Leased Premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance. Lessee shall not permit any operation which emits any odor or matter which intrudes into other portions of the building, use any apparatus or machine which makes undue noise or causes vibration in any portion of the building or otherwise interfere with, annoy or disturb any other lessee in its normal business operations or Lessor in its management of the building. Lessee shall neither permit any waste on the Leased Premises nor allow the Leased Premises to be used in any way which would, in the opinion of Lessor, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the building.

     3.02 SIGNS. No sign of any type or description shall be erected, placed or painted in or about the Leased Premises or project except those signs submitted to Lessor in writing and approved by Lessor in writing, and which signs are in conformance with Lessor's sign criteria established for the project.

     3.03 COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Lessee, at Lessee's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over the use, condition or occupancy of the Leased Premises. Lessee will comply with the rules and regulations of the building adopted by Lessor which are set forth on Exhibit G attached to this Lease. Lessor shall have the right at all times to change and amend the rules and regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the building or the Leased Premises. All changes and amendments to the rules and regulations of the building will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee. [See Rider, Paragraph 3.]

     3.04 WARRANTY OF POSSESSION. Lessor warrants that it has the right and authority to execute this Lease, and Lessee, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the Leased Premises during the full term of this Lease as well as any extension or renewal thereof. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the Leased Premises.

     3.05 INSPECTION. Lessor or its authorized agents shall at any and all reasonable times have the right to enter the Leased Premises to inspect the same, to supply janitorial service or any other service to be provided by Lessor, to show the Leased Premises to prospective purchasers and lenders of the Building at any time upon reasonable prior verbal notice or to prospective lessees during the last twelve (12) months of the Lease Term or if the Lessee is in default then Lessor may show the Premises at any time, and to alter, improve or repair the Leased Premises or any other portion of the building. Lessee hereby waives any claim for damages for injury or inconvenience to or interference with Lessee's business, any loss of occupancy or use of the Leased Premises, and any other loss occasioned thereby (however, Lessee shall have the right to have an employee or other agent present during any entry to show the Premises or perform scheduled maintenance and shall in fact supply such escort upon reasonable prior verbal request of Lessor). Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Leased Premises except for portions of the Leased Premises that are on a separate security system, which shall be accessible at any time upon prior verbal request of Lessor, subject to Lessee's right to have an escort present. Lessee shall not change Lessor's lock system or in any other manner prohibit Lessor from entering the Leased Premises; however, Lessee may install, at its expense, a "card key" or other similar security system provided Lessor is also provided a "key" to the system. Lessor shall have the right to use any and all means which Lessor may deem proper to open any door in an emergency without liability therefor.

                       ARTICLE 4.00 UTILITIES AND SERVICE

     4.01 BUILDING SERVICES. Lessor shall provide water and electricity for Lessee during the term of this Lease. Lessee shall pay all telephone charges. Lessor shall furnish Lessee hot and cold water at those points or supply provided for general use of other lessees in the building, central heating and air conditioning in season (at times Lessor normally provides these services to other lessees in the building, and at temperatures and in amounts as are considered by Lessor to be standard or in compliance with any governmental regulations, such service on Saturday afternoons, Sundays, evenings and holidays to be furnished only upon the request of Lessee, who shall bear the entire cost). Lessor shall also provide routine maintenance, painting and electric lighting service for all public areas and special service areas of the building in the manner and to the extent deemed by Lessor to be standard. Lessor may, in its sole discretion, provide additional services not enumerated herein. Failure by Lessor to any extent to provide these defined services or any other services not enumerated, or any cessation thereof, shall not render Lessor liable in any respect for damages to either person or property, be construed as an eviction of Lessee, work an abatement of rent or relieve Lessee from fulfillment of any covenant in this Lease. Should any of the equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair the same promptly, but Lessee shall have no claim for rebate of rent on account of any interruption in service occasioned from the repairs. Lessor reserves the right from time to time to make changes in the utilities and services provided by Lessor to the building. [See Rider, Paragraph 4.]


     4.02 THEFT OR BURGLARY. Lessor shall not be liable to Lessee for losses to lessee's property or personal injury caused by criminal acts or entry by unauthorized persons into the Leased Premises or the building.

     4.03 JANITORIAL SERVICE. Lessor shall furnish janitorial services to the Leased Premises and public areas of the building five times per week during the term of this Lease, excluding holidays. Lessor shall not provide janitorial service to kitchens.

     4.04 EXCESSIVE UTILITY CONSUMPTION. Lessee shall pay all utility costs occasioned by electrodata processing machines, telephone equipment, computers and other equipment of high electrical consumption, including without limitation, the cost of installing, servicing and maintaining any special or additional inside or outside wiring or lines, meters or submeters, transformers, poles, air conditioning costs, or the cost of any other equipment necessary to increase the amount or type of electricity or power available to the Leased Premises. Lessor may at Lessee's expense submeter the Leased Premises and Lessee shall pay for such utility costs used therein.

     4.05 WINDOW COVERINGS. Lessor shall furnish and install window coverings on all exterior windows to maintain a uniform exterior appearance. Lessee shall not remove or replace these window coverings or install any other window covering which would affect the exterior appearance of the building. Lessee may install lined or unlined over draperies on the interior sides of the Lessor furnished window coverings for interior appearance or to reduce light transmission, provided such over draperies do not affect the exterior appearance of the building or affect the operation of the building's heating, ventilating and air conditioning systems.

     4.06 CHARGE FOR SERVICE. Unless otherwise excluded in Section 2.02 hereof, all costs of Lessor for providing the services set forth in Article 4.00 (except those charges paid by Lessee pursuant to Section 4.04) shall be subject to the additional rent provisions in Section 2.02.

                      ARTICLE 5.00 REPAIRS AND MAINTENANCE

     5.01 LESSOR REPAIRS. Unless otherwise excluded in Section 2.02 hereof, Lessor shall not be required to make any improvements, replacements or repairs of any kind or character to the Leased Premises or the project during the term of this Lease except as are set forth in this section. Lessor shall maintain only the roof, foundation, parking and common areas, the structural soundness of the exterior walls, doors, corridors, windows and other standard structures or standard equipment serving the Leased Premises, expressly excluding equipment installed by or for the Lessee. Lessor's cost of maintaining and repairing the items set forth in this section are subject to the additional rent provisions in
Section 2.02. Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of rent, except as stated in the Lease, by reason of any repairs, alterations or additions made by Lessor under this Lease.

     5.02 LESSEE REPAIRS. Lessee shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the Leased Premises caused by any act or omission of Lessee or Lessee's agents, employees, invitees, licensees or visitors; provided, however, if Lessee fails to make the repairs or replacements promptly, Lessor may, at its option, make the repairs or replacements, and the costs of such repairs or replacements shall be charged to Lessee as additional rent and shall become payable by Lessee with the payment of the rent next due hereunder.

     5.03 REQUEST FOR REPAIRS. All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any provision of this Lease must be made in writing to Lessor at the address in Section 1.05.

                    ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

     6.01 LESSOR IMPROVEMENTS. If construction to the Leased Premises is to be performed by Lessor prior to or during Lessee's occupancy, Lessor will complete the construction of the improvements to the Leased Premises in accordance with Exhibit C.

     6.02 LESSEE IMPROVEMENTS. Lessee shall not make or allow to be made any alterations or physical additions in or to the Leased Premises without first obtaining the written consent of Lessor, the consent for which may in the reasonable discretion of Lessor be denied. Any alterations, physical additions or improvements to the Leased Premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided, however, Lessor, at its option, may require Lessee to remove any physical additions and/or repair any alterations in order to restore the Leased Premises to the condition existing at the time Lessee took possession, all costs of removal and/or alterations to be borne by Lessee. This clause shall not apply to moveable equipment or furniture owned by Lessee, which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interests of Lessor. [See Rider, Paragraph 5.]

     6.03 MECHANICS LIEN. Lessee will not permit any mechanic's or materialman's lien(s) or other lien to be placed upon the Leased Premises or the building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Leased Premises, or any part thereof, nor as giving Lessee any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's, materialman's or other lien against the Leased Premises. In the event any such lien is attached to the Leased Premises, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, obtain the release of or otherwise discharge the same. Any amount paid by Lessor for any of the aforesaid purposes shall be paid by Lessee to Lessor on demand as additional rent. [See Rider, Paragraph 6.]

                              ARTICLE 7.00 CASUALTY

     7.01 SUBSTANTIAL DESTRUCTION. If the Leased Premises should be totally destroyed by fire or other casualty, or if the Leased Premises should be damaged so that rebuilding cannot reasonably be completed within ninety (90) working days after the date of written notification by Lessee to Lessor of the destruction, this Lease shall at Lessor's option terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification. Notwithstanding the foregoing, if the casualty occurs during the last year of the Lease Term, Lessee, at its option, may terminate this Lease upon thirty (30) days written notice to Lessor.

     7.02 PARTIAL DESTRUCTION. If the Leased Premises should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within ninety working days from the date of written notification by Lessee to Lessor of the destruction, or Lessor does not elect to terminate this Lease then Lessor shall, to the extent of insurance proceeds received by Lessor, proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to the damage. If the Leased Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the Leased Premises are untenantable shall be equitably abated to such an extent as may be fair and reasonable under the circumstances based upon the area of the Leased Premises which are untenantable.

     7.03 HOLD HARMLESS. Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the Leased Premises caused by an act or omission of Lessee, its agents, servants or employees, or of any other person entering upon the Leased Premises under express or implied invitation by Lessee, or caused by the improvements located on the Leased Premises becoming out of repair, to the extent the improvements are not attributed to Lessor's maintenance obligations as set forth in Section 5, the failure or cessation of any service provided by Lessor (including security service and devices), or caused by leakage of gas, oil, water or steam or by electricity emanating from the Leased Premises. Lessee agrees to indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

                            ARTICLE 8.00 CONDEMNATION

     8.01 SUBSTANTIAL TAKING. If all or a substantial part of the Leased Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Leased Premises for the purpose for which it is then being used (as reasonably determined by Tenant to the extent that the actual square footage of the Leased Premises is rendered untenantable), this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. With respect to a partial taking of any portion of the Building or Building Complex other than Suite 200, the election to terminate this Lease shall be in Lessor's discretion. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof. Lessee may, in a separate legal action, make any separate claims against the condemning authority permitted by Colorado law for trade fixtures and moving expenses, but in no event shall any award to Lessee reduce the award to Lessor.

     8.02 PARTIAL TAKING. If a portion of the Leased Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in Section 8.01 above, Lessor shall at Lessor's sole risk and expense, restore and reconstruct the building and other improvements on the Leased Premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be equitably abated to such an extent as may be fair and reasonable under the circumstances based upon the area of the Leased Premises which are untenantable. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof. Lessee may, in a separate legal action, make any claims against the condemning authority permitted by Colorado law, but in no event shall any award to Lessee reduce the award to Lessor.

                       ARTICLE 9.00 ASSIGNMENT OR SUBLEASE

     9.01 LESSOR ASSIGNMENT. Lessor shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the building. Any such sale, transfer or assignment shall operate to release Lessor from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer.

     9.02 LESSEE ASSIGNMENT. Lessee shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the Leased Premises, in whole or in part, without the prior written consent of Lessor, and Lessor may consider the intended use, parking requirements, and financial condition of the prospective assignee or subtenant in deciding whether to consent, and in no event shall any such assignment or sublease ever release Lessee or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the Leased Premises or any portion thereof may assign or sublet the Leased Premises or any portion thereof. Any assignment or subletting in violation hereof is void at Lessor's option. [See Rider, Paragraph 7.]

     9.03 CONDITIONS OF ASSIGNMENT. If Lessee desires to assign or sublet all or any part of the Leased Premises, it shall so notify Lessor at least thirty (30) days in advance of the date on which Lessee desires to make such assignment or sublease. Lessee shall provide Lessor with a copy of the proposed assignment or sublease and such information as Lessor might request concerning the proposed sublessee or assignee to allow Lessor to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assignee. Within fifteen days after Lessor's receipt of Lessee's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Lessor shall have the following options: (1) cancel this Lease as to the Leased Premises or portion thereof proposed to be assigned or sublet; (2) consent to the proposed assignment or sublease, and, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space, Lessee shall pay to Lessor all such excess rent and other excess consideration, less any reasonable expenses incurred in obtaining the assignment or sublease, within ten days following receipt thereof by Lessee; or (3) refuse, in its sole discretion and judgment, to consent to the proposed assignment or sublease. Upon the occurrence of an event of default, if all or any part of the Leased Premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Lessee by reason of the assignment or sublease, and Lessor shall have a security interest in all properties on the Leased Premises to secure payment of such sums. Any collection directly by Lessor from the assignee or sublessee shall not be construed to constitute a novation or a release of Lessee or any guarantor from the further performance of its obligations under this Lease.

     9.04 SUBORDINATION. Lessee accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the building or project and to all existing recorded restrictions, covenants, easements and agreements with respect to the building or project. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any first mortgage or deed of trust lien hereafter place on the Leased Premises, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust lien on the Leased Premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser") under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by the Purchaser, Lessee agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Lessor. [See Rider, Paragraph 8].

     9.05 ESTOPPEL CERTIFICATES. Lessee agrees to furnish, from time to time, within fifteen (15) days after receipt of a request from Lessor or Lessor's mortgagee, a statement certifying, if applicable, the following: Lessee is in possession of the Leased Premises; the Leased Premises are acceptable except for defects which Lessor is obligated to repair, if any, specifying same; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor's mortgagee. Lessee's failure to deliver such statement, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Lessor, that Lessor is not in default of any of its obligations under this Lease, that Lessor has not received more than one month's rent in advance, and such other matters as set forth in the estoppel.

                               ARTICLE 10.00 LIENS

                             Intentionally Deleted.

                       ARTICLE 11.00 DEFAULT AND REMEDIES

     11.01 DEFAULT BY LESSEE. The following shall be deemed to be events of default by Lessee under this Lease: (1) Lessee shall fail to pay when due any installment of rent or other payment required pursuant to this Lease and the failure is not cured within ten (10) days after receipt of written notice; provided, however, Lessee shall not be entitled to more than two (2) notices of a delinquency in payment during any calendar year; (2) Lessee shall abandon any substantial portion of the Leased Premises; (3) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within twenty (20) days after receipt of written notice by Lessee or if such default cannot reasonably be cured within twenty
(20) days, then Lessee has failed to commence to cure within such twenty (20) day period and/or fails to diligently prosecute same to completion, or to the extent that such default does not interfere with or disturb any other lessee or violate law, then such cure period shall be thirty (30) days; (4) Lessee shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee; or Lessee shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; (5) Lessee shall vacate or abandon the Leased Premises except as permitted by the Rider, Paragraph 9; or (6) Lessee shall do or permit to be done any act which results in a lien being filed against the Leased Premises or the building and/or project of which the Leased Premises are a part and Lessee has not removed such lien within thirty (30) days after receipt of notice of such filing.

     11.02 Remedies for Lessee's Default. Upon the occurrence of any event of default set forth in this Lease, Lessor shall have the option to pursue any one or more of the remedies set forth herein without any notice or demand. (1) Lessor may enter upon and take possession of the Leased Premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages, and relet the Leased Premises on behalf of Lessee and receive the rent directly by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the Leased Premises; further, Lessee agrees to reimburse Lessor for any expenditures made by it in order to relet the Leased Premises, including, but not limited to, commissions, remodeling and repair costs. (2) Lessor may enter upon the Leased Premises, by picking or changing locks if necessary, without being liable for any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this Lease caused by the negligence of Lessor or otherwise. (3) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the Leased Premises to Lessor, and if Lessee fails to surrender the Leased Premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Leased Premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages. (4) Lessor may, in addition to any other damages and sums due Lessor including past due rents and attorneys' fees, elect to terminate the Lease, and recover in addition to the above a sum equal to all Base Rent and additional sums due for the remaining term of the Lease, as reasonably determined by Lessor using existing estimates of Operating Expenses, less the reasonable rental value of the Leased Premises over the remaining term. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the default by Lessee including arising from the termination of this Lease under this section, whether through inability to relet the Leased Premises on satisfactory terms or otherwise. Notwithstanding any other remedy set forth in this Lease, in the event Lessor has made rent concessions of any type or character, or waived any Base Rent, and Lessee defaults at any time during the terms of this Lease, the rent concessions, including any waived Base Rent, shall be cancelled and the amount of the Base Rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any Base Rent had ever been granted. A rent concession or waiver of the Base Rent shall not relieve Lessee of any obligation to pay any other charge due and payable under this Lease including without limitation any sum due under Section 2.02. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Lessor only by mailing or delivering written notice of such termination to Lessee, and no other act or omission of Lessor shall be construed as a termination of this Lease. All sums not paid when due shall accrue interest at the Default Rate.

                            ARTICLE 12.00 RELOCATION

                             Intentionally Deleted.

                             ARTICLE 13.00 INSURANCE

     13.01 GENERAL REQUIREMENTS. Lessee shall, during its occupancy of the Leased Premises and during the entire term hereof and any extended term, at its sole cost and expense, obtain, maintain and keep in full force and effect the following types and kinds of insurance:

     (a) Property Insurance upon property of every description and kind owned by the Lessee and located in the building or on the project or for which the Lessee is legally liable or installed by or on behalf of the Lessee, including, without limitation furniture, fixtures, fittings, installations, alterations, additions, partitions, fixtures and anything in the nature of a leasehold improvement in an amount of not less than the full replacement cost thereof on an all risk basis. In the event that there is a dispute as to the amount which comprises full replacement cost, the decision of the Lessor or the mortgagees of the Lessor shall be conclusive. Evidence of this insurance shall be provided on ACORD Form 27.

     (b) Commercial General Liability Insurance which shall include but not be limited to bodily injury, property damage, personal injury and broad form contractual liability and non-owned automobile liability in an amount of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate combined single limit. The Lessor, the Lessor's agent, the Lessor's mortgagee and any other parties which the Lessor shall deem necessary shall be named as an additional insured therein as their respective interests may appear. This insurance shall be considered to be primary and noncontributory to any other insurance carried by the Lessor.

     (c) Automobile Liability Insurance (if applicable) in an amount of not less than $1,000,000 combined single limit for bodily injury and property damage providing coverage for all owned, non-owned and hired automobiles.

     (d) Workers' Compensation Insurance in the statutory form and amounts required by the State of Colorado and Employer's Liability Insurance in an amount of not less than:

             $500,000 bodily injury by accident, each accident
             $500,000 bodily injury by disease, policy limit
             $500,000 bodily injury by disease, each employee

     (e) Any other form or forms of insurance as the Lessor or the Lessor's mortgagees may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

     (f) If Lessee or any contractor of Lessee performs any work on the Leased Premises, prior to the commencement of any such work, Lessee shall deliver to Lessor certificates issued by insurance companies licensed to do business in the State of Colorado, evidencing commercial general liability, workers' compensation, employer's liability, automobile liability and other insurance as required by Lessor and its mortgagees, in amounts and with companies reasonably satisfactory to Lessor, are in force and effect and maintained by all contractors and subcontractors engaged by Lessee to perform such work, and name where requested Lessor, Lessor's agent and Lessor's mortgagee as additional insureds.

              All policies shall be written with insurers licensed to do business in the State of Colorado and shall carry an A. M. Best rating of not less than AX (A Ten). The Lessee agrees that certificates of insurance evidencing the required insurance will be delivered to the Lessor no less than ten (10) days prior to each policy's annual renewal date. Such certificates will evidence that thirty (30) days written shall be sent to the Lessor prior to cancellation or nonrenewal of any policy, and shall evidence the Lessor, Lessor's agent and Lessor's mortgagee as additional insureds as required under subparagraph 13.01(b).

              The Lessee covenants and agrees that in the event of damage or destruction to the leasehold improvements in the Leased Premises covered by insurance as required to be taken out by the Lessee herein, and if the Lessor or Lessee do not terminate this Lease as specifically set forth in this Lease, the Lessee will use the proceeds of such insurance for the purpose of repairing or restoring such leasehold improvements at least up to and including the amounts of the unamortized Allowance. In the event that Lessor or Lessee are entitled to terminate the Lease, then if the premises have been damaged, Lessee shall pay to Lessor all of its insurance proceeds relative to Lessee's cabling costs, but in no event greater than the amount of Seventy-Two Thousand Dollars ($72,000).

     13.02 LESSOR'S INSURANCE. Lessor agrees to carry or cause to be carried during the term hereof commercial general liability insurance covering bodily injury, property damage and personal injury in an amount carried by prudent owners of comparable properties and deemed prudent by the Lessor. Lessor may, but shall not be obligated to, take out and carry any other form or forms of insurance as it or the mortgagees of Lessor may reasonably determine to be advisable. Notwithstanding any contribution by Lessee to the cost of insurance premiums, Lessee acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Lessor, and that such insurance will be for the sole benefit of Lessor, with no coverage for Lessee for any risk insured against.

     13.03 SUBROGATION. The parties hereto agree that any and all fire, extended coverage and/or property damage insurance which is required to be carried by either shall be endorsed with a subrogation clause, substantially as follows:
"This insurance shall not be invalidated should the insured waive, in writing prior to a loss, any and all right of recovery against any party for loss occurring to the property described therein"; and each party hereto waives all claims for recovery from the other party, its officers, agents or employees for any loss or damage (whether or not such loss or damage is caused by negligence of the other party), and notwithstanding any provisions contained in this Lease to the contrary, as a result of damage to any of its real or personal property insured under valid and collectible insurance policies to the extent of the collectible recovery under such insurance or which would have been collectible had the party carried the insurance required to be maintained hereunder.

                         ARTICLE 14.00 OBSERVANCE OF LAW



     14.01 LAW AND COVENANTS. Lessee shall comply with all provisions of any applicable covenants, rules or restrictions and all provisions of law, including without limitation, federal, state, county and city laws, ordinances and regulations and any other governmental, quasi-governmental or municipal regulations, which shall impose any duty upon Lessor or Lessee, including, without limitation, the partitioning, equipment operation, alteration, occupancy and use of the Leased Premises, and to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Leased Premises. Moreover, Lessee shall comply with all police, fire and sanitary regulations imposed by any federal, state, county or municipal authorities, or made by insurance underwriters, and to observe and obey all governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Leased Premises or the use or occupancy thereof.

     14.02 TAXES. Lessee shall fully and timely pay all business and other taxes, charges, rates, duties, assessments and license fees levied, rates imposed, charged or assessed against or in respect of the Lessee's occupancy of the Leased Premises or in respect of the personal property, trade fixtures, furniture and facilities of the Lessee or the business or income of the Lessee on and from the Leased Premises, if any, as and when the same shall become due, and to indemnify and hold Lessor harmless from and against all payment of such taxes, charges, rates, duties, assessments and license fees and against all loss, costs, charges and expenses occasioned by or arising from any and all such taxes, rates, duties, assessments and license fees, and to promptly deliver to Lessor for inspection, upon written request of the Lessor, evidence satisfactory to Lessor of any such payments.

                            ARTICLE 15.00 DEFINITIONS

     15.01 ABANDON. Intentionally Deleted.

     15.02 ACT OF GOD OR FORCE MAJEURE. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

     15.03 BUILDING OR PROJECT. "Building" or "project" as used in this Lease means the building and/or project described in Section 1.02, including the Leased Premises and the land upon which the building or project is situated.

     15.04 COMPLETION DATE. "Completion date" shall be the date on which the improvements erected and to be erected upon the Leased Premises shall have been completed in accordance with the Exhibit C. Subject to punch list items as set forth in Exhibit C, the Lessee shall as of the Completion Date accept the Leased Premises in their "as is" condition and shall be deemed an acknowledgement by Lessee that the Leased Premises were completed in accordance with Exhibit C, are suitable for the purposes for which the Leased Premises are let, and that the Leased Premises are in good and satisfactory condition as of the date of completion.

     15.05 DEFAULT RATE. "Default Rate" shall mean two percent in excess of the prime rate as announced by Norwest Bank, or its successor; if Norwest Bank ceases to announce its prime rate then a similar rate or prime rate as reasonably selected by Lessor or announced by another commercial bank in Colorado Springs selected by Lessor.

     15.06 SQUARE FEET. "Square feet" or "square foot" as used in this Lease includes the area contained within the Leased Premises together with a common area percentage factor of the Leased Premises proportionate to the total building area, as reasonably determined by Lessor. Lessor may remeasure the total building area or complex, in which event Lessee's rent and/or pro rata share may adjust and Lessor shall upon request deliver copies of such calculations to Lessee.

     15.07 SUPPLEMENTAL AGREEMENT. "Supplemental Agreement" shall refer to the attached Exhibit E. The parties hereto agree that upon the request of Lessor, Lessee shall execute the Agreement from time to time confirming Lessor's compliance with the covenants, terms and conditions of this Lease.

                           ARTICLE 16.00 MISCELLANEOUS

     16.01 WAIVER. Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in Article 11.00 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

     16.02 ACT OF GOD. Neither Lessor nor Lessee shall be required to perform any covenant or obligation in this Lease, or be liable in damages to the other party, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure.

     16.03 ATTORNEY'S FEES. In the event Lessee defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Lessor places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the Leased Premises, Lessee agrees to pay Lessor's costs of collection, including reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

     16.04 SUCCESSORS. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Lessor's interest in the Leased Premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Lessee hereunder agrees to attorn to the then owner of the Leased Premises.

     16.05 RENT TAX. If applicable in the jurisdiction where the Leased Premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent, additional rent, Operating Expenses or other charge upon which the tax is based as set forth above.

     16.06 CAPTIONS. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

     16.07 NOTICE. All rent and other payments required to be made by Lessee shall be payable to Lessor c/o LPAML Colorado Limited Partnership, P.O. Box 74750, Chicago, Illinois 60694-4750. All payments required to be made by Lessor to Lessee shall be payable to Lessee at the address set forth in Section 1.05, or at any other address within the United States as Lessee may specify from time to time by written notice. Any notice or document required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, or overnight, receipted, express mail service, addressed to the parties at the respective addresses set forth in Section 1.05. [See Rider, Paragraph 10.]

     16.08 SUBMISSION OF LEASE. Submission of this Lease to lessee for signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Lessor and Lessee.

     16.09 CORPORATE AUTHORITY. If Lessee executes this Lease as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby personally represent and warrant that Lessee is a duly authorized and existing corporation, that Lessee is qualified to do business in the state in which the Leased Premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Lessee.

     16.10 SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     16.11 LESSOR'S LIABILITY. If Lessor shall be in default under this Lease and, it as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the right, title and interest of Lessor in the buildings as the same may then be encumbered and neither Lessor nor any person or entity comprising Lessor shall be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of Lessor nor any person or entity comprising Lessor other than its interest in the building as herein expressly provided. In no event, however, shall Lessor be deemed in default unless it fails to cure such default within twenty (20) days of written notice or if such default cannot reasonably be cured within twenty (20) days, then Lessor shall not be deemed in default if it has commenced to cure and diligently prosecutes same to completion.

     16.12 INDEMNITY. Lessor agrees to indemnify and hold harmless Lessee from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessor. Lessee agrees to indemnify and hold harmless Lessor from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessee.

     16.13 SURVIVAL. All indemnities to or for the benefit of either party as set forth herein shall survive termination of this Lease.

     16.14 BROKERS. Lessor and Lessee acknowledge that the Staubach Company has acted as broker with regard to this transaction and Lessor shall be responsible for paying said broker a real estate commission in accordance with an agreement between Lessor and broker.

              ARTICLE 17.00 AMENDMENT AND LIMITATION OF WARRANTIES

     17.01 ENTIRE AGREEMENT. IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.

     17.02 AMENDMENT. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LESSOR AND LESSEE.

     17.03 LIMITATIONS OF WARRANTIES. LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE NO AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

                            ARTICLE 18.00 SIGNATURES

 SIGNED AT Denver, Colorado this 30th day of June, 1997


LESSOR:                                  LESSEE:

North Creek I-III L.P.,                  MCI Systemhouse Corp.,
a Delaware limited partnership           a Delaware corporation

By: LPAML Colorado Limited               By:  /s/ MARTHA BENSON
    Partnership, a Colorado limited           ---------------------------------
    partnership, as Agent for Lessor     Its: Director, Real Estate Services
                                              -------------------------------

By:  /s/ LUCY A. BARNETT
     ----------------------------------
Its: General Partner
     ----------------------------------

                               LIST OF ATTACHMENTS



EXHIBIT A-1              LEASED PREMISES
EXHIBIT B                LEGAL DESCRIPTION
EXHIBIT C                WORK LETTER
EXHIBIT D                PERMITTED USES
EXHIBIT E                SUPPLEMENTAL AGREEMENT
EXHIBIT F                RULES AND REGULATIONS
EXHIBIT G                SATELLITE DISH LICENSE

                                  EXHIBIT A-1

                                LEASED PREMISES



                              [SECOND FLOOR PLAN]

                                    EXHIBIT B

                                LEGAL DESCRIPTION


     PARCEL B:

     Lot 2, Block 1, NORTH CREEK SUBDIVISION, in the City of Colorado Springs, El Paso County, Colorado, according to the plat thereof recorded in Plat Book V-3 at Page 166


                                       B

                                    EXHIBIT C


                        LESSEE IMPROVEMENT WORK AGREEMENT


1.   Lessee Finish Allowance

     Lessor hereby grants to Lessee a Lessee Finish Allowance equal to $326,214 ($9.00 per rentable square foot of the Leased Premises). The Lessee Finish Allowance is to be used only for payment of the cost of preparing the space plans and the final plans, including mechanical, electrical, plumbing, engineering and structural drawings and of all other aspects necessary to complete the final plans, and payment for carpet, paint and other improvements set forth in the final plans; and any construction, management fee equal to 3% of the total construction costs. Said Lessee Finish Allowance shall be credited against the aggregate cost of Lessee Work, as hereinafter defined. Any unused portion of the allowance, up to $1.00 per rentable square foot, may be used by Lessee as (i) a rent credit against the first rent dollars owing under this Lease, or (ii) up to $2.00 per rentable square foot may be applied towards Lessee's cabling costs. If Lessee requires Lessee Work in excess of the Lessee Finish Allowance, then Lessee agrees that it shall pay for said work in excess of the Lessee Finish Allowance in accordance with the terms for payment of Additional Work as more specifically set forth in Paragraph 2 hereof, including provision for profit and overhead.

2.   Lessee Work

     Lessor agrees to complete the work depicted in the space plan attached hereto as Exhibit C-1 (the "Lessee Work") in a good and workmanlike manner, subject, however, to extensions equal to the delays suffered by Lessor and caused by strikes, lockouts, fire or other casualty loss, acts of God, unavailability of materials, hostile or war-like action, riot or other causes beyond Lessor's reasonable control. If Lessee shall require any changes to the attached plans and specifications or the Lessee Work depicted in such attached plans and specifications ("Additional Work"), then, providing Lessor agrees to such changes, Lessee shall pay, within thirty (30) days of the billing after work has been completed. Lessor agrees to perform such Additional Work up to $3.00 per rentable square foot. All costs and expenses associated with Lessor's Additional Work shall bear interest at the rate of 2.9% per month.

3.   Commencement of Rent

     Lessee's obligation to pay Rent under the Lease shall not commence until the date the Leased Premises are Ready for Occupancy; provided, however, that if Lessor shall be delayed in rendering the Leased Premises Ready for Occupancy beyond the Commencement Date set out in Section 1.03 of this Lease as a result of one or more of the following:

     (a) Lessee's failure to devote the time or furnish the information required in connection with the space plan for the Lessee Work; or

     (b) Lessee's failure to timely deposit the estimated costs for the Additional Work within the time period specified in Paragraph 2 above; or

     (c) Lessee's changes in the Lessee Work, in the space plan relating thereto, or in the plans for the Additional Work (notwithstanding Lessor's approval of any such changes); or

     (d) Any other act or omission by Lessee or its agents;

then and in any such event, Lessee's obligation to commence the payment of Rent under the Lease on the Commencement Date provided for in Section 1.03 shall not be affected or deferred on account of such delay.

4.   Alternate Commencement Date

     If Lessor is unable to cause the Leased Premises to be Ready for Occupancy by the Commencement Date for reasons other than those set out in subsection (a) through (d) of Paragraph 3 above then the Commencement Date of the Lease shall be on the first date the Leased Premises are Ready for Occupancy; provided, however if the date the Leased Premises are Ready for Occupancy is not the first day of a month, then the Commencement Date shall be the first day of the month immediately following the date the Leased Premises are Ready for Occupancy. The period between the date the Leased Premises are Ready for Occupancy and the Commencement Date shall be deemed to be the Interim Lease Term and Lessee shall be obligated to pay Rent for such Interim Lease Term on a pro rata basis based on the Base Rent for the first full month of the Term and Lessee shall hold the Leased Premises during the Interim Lease Term under all of the other terms and conditions of this Lease. In the event the Commencement Date set out in Section
1.03 of the Lease is changed as provided for in this Paragraph 4 then (i) if the Leased Premises are Ready for Occupancy after the Commencement Date set out in
Section 1.03 of the Lease then the Expiration Date of the Lease as provided for in Section 1.03 of the Lease shall be extended such that beginning with the adjusted Commencement Date the Term shall extend for the number of months set out in Section 1.03 of the Lease, or (ii) if the Leased Premises are Ready for Occupancy prior to the Commencement Date set out in Section 1.03 of the Lease then the Commencement Date shall be adjusted as provided for in this Paragraph 4, however the Expiration Date shall remain as set out in Section 1.03 of the Lease. In either such event, Lessee shall, at Lessor's request, execute a Memorandum of Commencement Date in which the parties specify the Commencement Date and Expiration Date of the Lease.

     "Ready for Occupancy" as used herein shall mean the date on which Lessor shall have substantially completed all its work outlined in this Work Letter. The issuance of a Certificate of Occupancy (or its equivalent) for the Leased Premises or a certificate from Lessor's architect or space planner certifying substantial completion of the work shall conclusively control the date the Leased Premises are substantially complete, the date on which the Leased Premises are Ready for Occupancy and the date Lessee's obligation to pay Rent commences. Lessor agrees to use its best efforts to provide Lessee with at least fifteen (15) days prior notice of the date the Leased Premises are expected to be Ready for Occupancy. Lessor's undertaking to provide fifteen (15) days prior notice to Lessee shall not change, alter, or otherwise affect Lessee's obligations under this Lease to take occupancy of the Leased Premises when the same are Ready for Occupancy.

5.   Miscellaneous

     (a) Except to the extent otherwise indicated herein, the initially capitalized terms used in this Lessee Improvement Work Agreement shall have the meanings assigned to them in the Lease.

     (b) The terms and provisions of this Lessee Improvement Work Agreement are intended to supplement and are specifically subject to all the terms and provisions of the Lease. In the event of conflict between the terms of this Lessee Improvement Work Agreement and the Lease, then the provisions of the Lease shall govern.

     (c) Prior to the date the Leased Premises are Ready for Occupancy, Lessor's contractor and Lessee shall inspect the Leased Premises and jointly complete a "punch list" of incomplete or defective work and thereafter Lessor shall exercise due diligence to cause such punch list items to be completed.

     (d) This Lessee Improvement Work Agreement may not be amended or modified other than by supplemental written agreement executed by authorized representatives of the parties hereto.

     (e) Lessee shall not be entitled to any credits, whether in the form of materials or money, for unused work or materials.

     (f) All standard Lessee Work shall be performed in accordance with Exhibit C-1.

     (g) Lessor's approval of Lessee's plans or the Lessee Work shall create no responsibility or liability on the part of Lessor for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities, including but not limited to the Americans with Disabilities Act.


LESSOR:                                     LESSEE:

North Creek I-III L.P.,                     MCI Systemhouse Corp.,
a Delaware limited partnership              a Delaware corporation



By:   LPAML Colorado Limited                By:   /s/ MARTHA BENSON
      Partnership, a Colorado limited             -----------------------------
      partnership, as Agent for Lessor      Its:  Director Real Estate Services
                                                  -----------------------------
                                            Date:
                                                  -----------------------------
By:   /s/ LUCY A. BARNETT
      ----------------------------
Its:  General Partner
     -----------------------------
Date: 6/30/97
     -----------------------------

                                    EXHIBIT D

                                 PERMITTED USES

     Lessee shall use and occupy the Leased Premises for the operation of a telecommunications facility, engineering, education and training of Lessee's customers and employees and in general administration functions and all incidental and related uses thereto and all other purposes permitted under the Building rules and regulations.









                                       D

                                    EXHIBIT E


                             SUPPLEMENTAL AGREEMENT


     THIS SUPPLEMENTAL AGREEMENT is attached to and made a part of the Lease dated as of the __ day of _________, ____, by and between ____________________
_____________________, a ____________ and ______________, a ______________, as
Lessee. By this Supplemental Agreement dated as of the ____ day of _______________, ____, the parties to the lease dated _______________ (the
"Lease") agree as follows:

     1. All defined terms in the Lease are incorporated herein by reference.

     2. Any Lessee Work required to be constructed and finished by Lessor in accordance with the terms of the Lease for the Leased Premises were completed by Lessor on ___________, 19__, subject to the completion of Punch List Items identified on the attachment hereto, if any.

     3. Any work to be performed by Lessor has been completed. The temporary or permanent certificate of occupancy for the Leased Premises was issued on
___________________.

     4. The Expiration Date pursuant to the terms of the Lease is ___________.

     5. In accordance with the provisions of the Lease, Lessee's obligation to pay Base Rent and Additional Rent shall commence on the date set forth in Paragraph 1.03 of the Lease (which payment shall be prorated as set forth in the Lease if the date set forth in Paragraph 1.03 is any day other than the first day of a month).

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be executed the day and year first above written.


---------------------------,          ----------------------------------,
a                                     a
 --------------------------            ---------------------------------


By:                                   By:
  -------------------------             --------------------------------
Title:
     ----------------------           ----------------------------------,
         ("Lessee")                   a
                                       ---------------------------------



                                      E

                                    EXHIBIT F

                              RULES AND REGULATIONS


1. Lessor agrees to furnish Lessee their required number of keys without charge upon occupancy. Additional keys will be furnished at a nominal charge. Lessee shall not change locks or install additional locks on doors without prior written consent of Lessor. Lessee shall not make or cause to be made duplicates of keys procured from Lessor. All keys to Leased Premises shall be surrendered to Lessor upon termination of this Lease.

2. Lessee will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Leased Premises for Lessee to Lessor for Lessor's approval (which shall not be unreasonably withheld) before performance of any contractual service. Lessee's contractors and installation technicians shall comply with Lessor's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the Leased Premises or project, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the Leased Premises or project.

3. Lessee shall not at any time occupy any part of the Leased Premises or project as sleeping or lodging quarters.

4. Lessee shall not place, install or operate on the Leased Premises or in any part of the building any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Leased Premises or project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Lessor. Nothing herein shall prohibit the use of a microwave oven.

5. Lessor will not be responsible for lost or stolen personal property, equipment, money or jewelry from the Leased Premises or the project regardless of whether such loss occurs when the area is locked against entry or not.

6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the Leased Premises or project, unless necessary to accompany a handicapped or disabled individual into and throughout the premises or project.

7. Employees of Lessor shall not receive or carry messages for or to any Lessee or other person or contract with or render free or paid services to any Lessee or to any of Lessee's agents, employees or invitees.

8. None of the parking, plaza, recreation or lawn areas, entries, passages, doors, elevators, hallways or stairways, shall be blocked or obstructed or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area used by Lessee's agents, employees, or invitees at any time for purposes inconsistent with their designation by Lessor.

9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse or by the defacing or injury of any part of the building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

10. No person shall disturb occupants of the building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises or any unreasonable use.

11. Nothing shall be thrown out of the windows of the building or down the stairways or other passages.

12. Lessee and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Lessor. Lessee, if requested by Lessor, shall furnish Lessor with state automobile license numbers of Lessee's vehicles and its employees' vehicles within five days after such request. Lessee shall not leave any vehicle in a state of disrepair (including without limitation, flat tires) on the Leased Premises or project. If Lessee or its employees, agents or invitees park their vehicles in area other than the designated parking areas or leave any vehicle in a state of disrepair, Lessor, after giving written notice to Lessee of such violation, shall have the right to remove such vehicles at Lessee's expense.

13. Parking in a parking garage or area shall be in compliance with all parking rules and regulations including any sticker or other identification system established by Lessor. Failure to observe the rules and regulations shall terminate Lessee's right to use the parking garage or area and subject the vehicle in violation of the parking rules and regulations to removal and impoundment. No termination of parking privileges or removal of impoundment of a vehicle shall create any liability on Lessor or be deemed to interfere with Lessee's right to possession of its Leased Premises. Vehicles must be parked entirely within the stall lines and all directional signs, arrows and posted speed limits must be observed. Parking is prohibited in areas not striped for parking, in aisles, where "No Parking" signs are posted, on ramps, in cross hatched areas, and in other areas as may be designated by Lessor. Parking stickers or other forms of identification supplied by Lessor shall remain the property of Lessor and not the property of Lessee and are not transferable. Every person is required to park and lock his vehicle. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver.

14. Lessee shall be responsible for obtaining, installing and maintaining fire extinguishers in the Leased Premises in order to comply with Colorado Building Code (one each for every 3,000 square feet of leased space).

15. Movement in or out of the building of furniture or office supplies and equipment, or dispatch or receipt by Lessee of any merchandise or materials which requires use of elevators or stairways, or movement through the building entrances or lobby, shall be restricted to hours designated by Lessor. All such movement shall be under supervision of Lessor and carried out in the manner agreed between Lessee and Lessor by prearrangement before performance. Such prearrangement will include determination by Lessor of time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Lessee assumes, and shall indemnify Lessor against, all risks and claims of damage to persons and properties arising in connection with any said movement.

16. Lessor shall not be liable for any damages from the stoppage of elevators for necessary or desirable repairs or improvements or delays of any sort or duration in connection with the elevator service.

17. Lessee shall not lay floor covering within the Leased Premises without written approval of the Lessor, which shall not be unreasonably withheld. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

18. Lessee agrees to cooperate and assist Lessor in the prevention of canvassing, soliciting and peddling within the building or project.

19. Lessor reserves the right to exclude from the building or project, between the hours of 6:00 p.m. and 7:00 a.m. on weekdays and at all hours on Saturday, Sunday and legal holidays, all persons who are not known to the building or project security personnel and who do not present a pass to the building signed by the Lessee. Each Lessee shall be responsible for all persons for whom he supplies a pass.

20. It is Lessor's desire to maintain in the building or project the highest standard of dignity and good taste consistent with comfort and convenience for Lessees. Any action or condition not meeting this high standard should be reported directly to Lessor. Your cooperation will be mutually beneficial and sincerely appreciated. Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary, for the safety, care and cleanliness of the Leased Premises and for the preservation of good order therein.

                                    EXHIBIT G

                             SATELLITE DISH LICENSE
                              (FOR RECEIVING ONLY)

     THIS SATELLITE DISH LICENSE is made and entered into this _______, day of _______, 1997 by and between North Creek I-III L.P., a Delaware limited partnership ("Lessor") and MCI Systemhouse Corp., a Delaware corporation ("Lessee").

                              W I T N E S S E T H:

     WHEREAS, Lessor and Lessee have entered into a Lease dated _______________ (the "Lease") for premises located in that certain building known as North Creek II located in Colorado Springs, State of Colorado (the "Building"); and

     WHEREAS, Lessee is desirous of locating a satellite dish on the roof of the Building; and

     WHEREAS, Lessor is willing to permit same only upon the following terms and conditions.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

     1. Grant of License. Provided Lessee provides Lessor with detailed information regarding the satellite dish for Lessor's prior review and approval (which may be given or withheld by Lessor in its sole discretion), Lessor grants to Lessee a non-exclusive license for the term of the Lease, said term being more specifically described in Section 3 below, for the purpose of installing, maintaining and operating a satellite dish not to exceed two (2) meters (the "Satellite") on a portion of the roof located on the Building as shown on Appendix __ attached hereto (the "Roof Space"). The actual location of the Roof Space shall be in Lessor's reasonable discretion. The grant of this license is for the sole benefit of and use by Lessee and the Satellite's use shall be personal to and may not be assigned, sublet or transferred in whole or in part except pursuant to an assignment or sublease according to the Lease to be used solely by such sublessee or assignee for its own purposes. No third party may use the Satellite nor may Lessee receive any fees or other payment for the use of such Satellite. Lessor makes no representation or warranty as to the fitness for any purpose of the Roof Space and shall have no liability of any kind or nature directly or indirectly arising from or related to the Satellite and Related Equipment as hereinafter defined.

     2. Installation. Lessee shall be permitted to install the one (1) Satellite. All installation expenses shall be at Lessee's sole cost and expense. Installation expenses shall include, but not be limited to, all of the incremental costs related to repairing or replacing the roof of the Building in conjunction with such installation and the cost of installation of a walkway providing access to the Satellite (the "Walkway"). Prior to commencing the installation of the Satellite and any related equipment, conduits, cables and materials located on the Roof Space or in other parts of the Building (collectively, the "Related Equipment"), Lessee shall submit plans and specifications regarding installation of the Satellite and any Related Equipment to Lessor for review and reasonable approval, which approval shall not be unreasonably withheld. Lessee shall have a reasonable right of access to the chases, telephone and electrical closets located in the Building for purposes of installing, repairing and maintaining the Related Equipment, provided, however, such access shall be subject to the reasonable approval of Lessor, which approval shall not be unreasonably withheld. The Related Equipment to be installed in the telephone and electrical closets shall consist of _________________________ and shall not occupy more than ___________ cubic inches, provided that such space is available within the Building prior to the execution of this License. The plans and specifications shall include load factors, electrical platforms leading to the Satellite and any other specifications as Lessor may require. Lessee agrees that Lessor may require certain aesthetic specifications concerning the appearance of the Satellite and any Related Equipment, which specifications shall be in the reasonable discretion of Lessor.

     3. Term. Lessee's right to use the Roof Space shall commence on the date on which Lessee commences installation of the Satellite or any of the Related Equipment, and shall terminate upon the termination of the Lease (the "Term") as such Lease may be extended. Upon the termination hereof, the Satellite, the Walkway and the Related Equipment shall be removed by Lessee at Lessee's expense, and Lessee shall repair any damage to the building and roof caused by the removal and restore the roof.

     4. License Fee.

                              Intentionally Deleted

     5. Reroofing and Repair. Lessee acknowledges that Lessor may be repairing or installing a new roof on the Building during the term of this License. Lessor, the roofing contractor or consultant and Lessee shall coordinate the repair and/or reroofing of the Roof and Lessee shall pay in advance on demand all increases in costs of repair or reroofing arising from or related to the Satellite, the Walkways and the Related Equipment. Furthermore, to the extent that the Satellite, Walkways or any Related Equipment need to be dismantled, relocated, repaired or replaced in conjunction with such reroofing or repair, all costs and expenses shall be borne by Lessee, and Lessor shall have no liability in connection therewith, including, without limitation, any interruption in service.

     6. Permits. Prior to commencing the installation of the Satellite, Walkways and/or Related Equipment, Lessee shall, at its own cost and expense, obtain each and every permit including building permits and approvals of any applicable architectural control committee for same and deliver same to Lessor. Lessor makes no representations or warranties with respect to zoning or any other approvals. If Lessee cannot obtain such necessary permits or such permits affect the Building or the Roof Space in any way by means of additional requirements, then this License shall be deemed null and void and of no further force and effect, unless Lessor in writing waives the conditions set forth herein.

     7. Repair and Maintenance of Satellite and Related Equipment. Lessee agrees that it shall keep and maintain the Satellite, Walkways and the Related Equipment in good condition and repair, at Lessee's sole cost and expense, in such a manner so as not to conflict or interfere with the use of other facilities installed in the Building and consistent with first-class office buildings in Colorado Springs, Colorado. Furthermore, Lessee agrees that it shall not damage nor shall it permit any damage to the roof or the Roof Space or the Building in conjunction with the Satellite and the Related Equipment. Lessee agrees that the Satellite and the Related Equipment shall be of such types and frequencies that will not cause interference with other antennas or dishes in the North Creek Complex in operation at the time of Lessee's installation. In the event the Satellite or the Related Equipment cause such interference, Lessee shall immediately take all steps necessary to correct and eliminate the interference. If Lessee cannot eliminate the interference within a reasonable time of notification thereof, it shall remove the Satellite and Related Equipment causing the interference. Lessee shall use its best efforts to notify any telephone and/or electrical service persons of the location of the Related Equipment in the Building in order to minimize any interference with such equipment.

     8. Repair and Maintenance of the Roof. Lessee hereby acknowledges and agrees that Lessor, its agents, employees, contractors or anyone else permitted by Lessor to be on the roof of the Building may from time to time inspect, repair, replace or maintain the roof or any part or parts thereof, or install additional improvements or fixtures on the said roof. Lessee shall maintain the Walkway at it sole expense, except Lessor shall be liable for the cost of repairs or maintenance to the Satellite, Walkway and Related Equipment caused by Lessor's misconduct or gross negligence.

     9. Compliance with Law and Warranties. Lessee, at Lessee's sole cost and expense, agrees to install, keep, maintain, operate and remove the Satellite, Walkways and the Related Equipment in accordance with all applicable laws, rules, regulations, statutes, ordinances or other requirements of any kind or nature of any governmental or quasi-governmental authority or the requirements of Lessor's insurance underwriters and in compliance with any roofing warranties.

     10. Alterations and Mechanic's Liens. Lessee shall not without the prior written consent of Lessor, which consent shall not be unreasonably withheld, make any alterations, improvements or additions to the Satellite, the Related Equipment or any other materials related thereto. Lessee agrees that it shall not alter, add to or move the Satellite, the Walkway or Related Equipment without Lessor's consent, which consent shall not be unreasonably withheld by Lessor. In the event that Lessee desires to perform any alterations, improvements, additions, repairs or other work on the Satellite, Walkways or the Related Equipment, Lessee shall first submit to Lessor a written request therefor outlining the repairs, alterations, or other matters which Lessee is requesting Lessor's consent. The work necessary to perform any of the repairs or alterations under this section shall be done by employees or contractors approved in advance by Lessee subject to written contracts containing all conditions Lessor may reasonably impose, including insurance provisions. Lessee agrees that it shall defend and hold Lessor and the Building harmless from all costs, damages, liens, for labor, services or materials related to any work done on the additions by Lessee.

     11. Damage by Lessee. Subject to the waiver of subrogation as set forth in
Section 13.03 of the Lease, which is incorporated herein by reference, if the Building, Building Complex, elevators, boilers, engines, pipes, electrical apparatus, or any other elements of the Building or the Building roof or any portion thereof, become damaged or destroyed through any act of Lessee, its servants, agents, employees, contractors or anyone permitted by Lessee to be working in the Building or on the Satellite, Walkways or the Related Equipment, whether or not such act was a result of the negligence or willful misconduct of Lessee or any such party, then the cost of any repairs, replacements, alterations and all damages incurred by Lessor shall be borne by Lessee who shall, within thirty (30) days of demand, pay the same to Lessor.

     12. Lessee's Insurance. Lessee shall with respect solely to the Satellite, during the entire term of this License, at its sole cost and expense, obtain, maintain, and keep in full force and effect insurance with coverages, amounts, with companies and in form reasonably acceptable to Lessor naming Lessor and Mortgagees of Lessor as insureds thereunder. If the cost of Lessor's insurance increases as a result directly or indirectly of this License, the Satellite or the Related Equipment then Lessee shall pay the costs of such increases directly to Lessor upon demand.

     13. Attorneys' Fees. In the event of any litigation or arbitration between Lessor and Lessee to enforce any provision of this License or any right of either party hereto, the unsuccessful party to such litigation or arbitration shall pay to the successful party all costs and expenses, including reasonable attorneys' fees, incurred therein.

     14. Indemnification; Release. From and after the Effective Date, Lessee hereby agrees to indemnify, defend, and save Lessor harmless from and against all claims, demands, liability, loss, cost, damage, or expense, including attorneys' fees, incurred by or asserted against Lessor as a result of or arising out of this License including the installation, use or existence of the Satellite, Walkways and Related Equipment by Lessee. This indemnity shall survive expiration or termination of this License and/or the Lease for a period of time not to exceed one (1) year. Lessee hereby irrevocably releases Lessor, its agents, employees, invitees or contractors, from any claims, damages, expenses or costs of any kind or nature, whether known or unknown, arising from or related to this License or any act or the negligence of Lessor, its employees, agents, invitees or contractors, excepting, however, any costs, claims or damages relating to the gross negligence or willful acts of Lessor, it being understood and agreed that the Satellite and Related Equipment are at the sole risk, cost and expense of Lessee.

     15. Default by Lessee. Each one of the following events is herein referred to as an "event of default":

         (1) Lessee shall fail to make due and punctual payment of any amounts payable hereunder, and such failure shall continue for thirty (30) days after receipt of written notice from Lessor;

         (2) Lessee shall default on any term or condition to be performed by it under the Lease and such default is not cured within the applicable cure period, if any;

         (3) This License or the estate of Lessee hereunder shall be transferred to or shall pass to or devolve upon any other person or party except in the manner set forth in Section 12;

         (4) Lessee shall fail to perform any of the other agreements, terms, covenants or conditions hereof on Lessee's part to be performed, and such non-performance shall continue for a period of thirty (30) days after written notice thereof by Lessor to Lessee, or if such performance cannot be reasonably had within such thirty (30) day period, Lessee shall not in good faith have commenced such performance within such thirty (30) day period and shall not thereafter diligently proceed to completion;

     16. Remedies of Lessor. If any one or more events of default shall happen, then Lessor shall have the right, at Lessor's election, to terminate this License by written notice to Lessee, and to pursue any other remedy provided in law or in equity for damages incurred by Lessor.

     17. Notice. Any notice from Lessor to Lessee or from Lessee to Lessor shall be in writing and shall be delivered in accordance with the terms of the Lease.

     18. Satellite. Lessee hereby agrees that its Satellite may not interfere with any antenna or dish now or hereafter placed upon the roof by Landlord or another tenant, nor may such antenna or dish cause any interference with any tenant's use of their Premises and equipment therein nor may the antenna or dish cause or pose any possible health risk of any kind or nature.

     IN WITNESS WHEREOF, ____________________ and ________________ have executed this License the day and year first above written.


LESSOR:                                  LESSEE:

North Creek I-III L.P.,                  MCI Systemhouse Corp.,
a Delaware limited partnership           a Delaware corporation

By: LPAML Colorado Limited               By:
    Partnership, a Colorado limited         -------------------------------
    partnership, as Agent for Lessor     Its:
                                             ------------------------------
                                         Date:
By:                                           -----------------------------
   -------------------------------
Its:
    ------------------------------
Date:
     -----------------------------

                        RIDER TO LEASE DATED AS OF    , 1997
                    BETWEEN NORTH CREEK I-III L.P., AS LESSOR
                      AND MCI SYSTEMHOUSE CORP., AS LESSEE

     IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE PRINTED PORTIONS OF THE LEASE AND THIS RIDER, THE LANGUAGE IN THIS RIDER SHALL PREVAIL.

     Notwithstanding anything contained in this Lease to the contrary, whenever Lessor's consent or approval is required hereunder, it shall not be unreasonably withheld, conditioned or delayed.

1.   RIDER TO SECTION 2.02 - OPERATING EXPENSE STATEMENT

     Notwithstanding any provision contained in this Lease to the contrary, after the end of each calendar year, including the year in which the Term expires, Lessor shall give Lessee a detailed statement, prepared in accordance with generally accepted accounting principles (the "STATEMENT"), setting forth the actual taxes and actual Operating Expenses for that calendar year, the estimated Operating Expenses actually paid by Lessee for that calendar year, and the amount, if any, due to Lessor from Lessee for that calendar year. If the Lessee's actual pro rata share of the Operating Expenses exceeds the Lessee's pro rata share of the estimated Operating Expenses for that year, Lessee shall pay to Lessor the excess amount due within thirty (30) days after receiving such Statement. If the Lessee's pro rata share of the actual Operating Expenses is less than the Lessee's estimated Operating Expenses paid for that year, Lessor shall pay to Lessee the difference within thirty (30) days after furnishing Lessee with such Statement. Lessor shall use its reasonable efforts to deliver to Lessee notice of any actual Operating Expense adjustment within one hundred eighty (180) days after the closing of any calendar year.

2.   RIDER TO SECTION 2.03 - EXCLUSIONS FROM OPERATING EXPENSES

     Notwithstanding any provision contained in this Lease to the contrary, Operating Expenses shall not include the following items: (i) any cost associated with asbestos containing materials in the Building, including, but not limited to, the cost of monitoring, encapsulating, or abating of any asbestos containing materials from the Building; (ii) the cost of correcting structural defects in the Building or Leased Premises; (iii) the cost of the initial balancing of the HVAC system in the Leased Premises; (iv) the cost of any items for which Lessor is actually reimbursed by insurance, or any lessee;
(v) corporate taxes, capital gains taxes, taxes on rents or gross receipts, and income or estate taxes personally owed by Lessor; and (vi) any charge for depreciation of the building or equipment.

     In no event shall Lessor recover from Lessee more than an amount equal to Lessee's proportionate share of 100% of Operating Expenses.

3.   RIDER TO SECTION 3.03 - RULES & REGULATIONS

     Lessor shall use reasonable efforts to enforce the rules and regulations against Lessee in a manner which is not materially adverse and inconsistent (as compared to other lessees which violate rules and regulations).

4.   RIDER TO SECTION 4.01 - BUILDING SERVICES

     To the extent Lessee installs supplemental HVAC (which installation shall be at Lessee's sole cost and expense and subject to the provisions of this Lease, including all exhibits hereto), Lessee shall keep and maintain such supplemental HVAC at Lessee's sole cost and expense and shall pay all costs associated therewith. Lessor may at Lessee's cost submeter the supplemental HVAC and Lessee shall pay the actual costs of the utilities within thirty (30) days of receipt of a demand therefor. Upon termination or earlier expiration of the Lease term, Lessee shall at Lessor's option either surrender the supplemental HVAC, in good condition and repair, or at Lessee's cost remove the supplemental HVAC and repair any damage caused by the removal.

or assignment which violates this provision or purports directly or indirectly to change the terms of this Lease shall be void.

8.   RIDER TO 9.04 - NON-DISTURBANCE

     At Lessee's request and expense, Lessor agrees to use its reasonable efforts to obtain a non-disturbance agreement from any future mortgagee of the Real Property and/or the Building, however, such efforts shall not require Lessor to expend any costs or expenses, including attorneys' fees, in doing so unless such costs and expenses are paid by Lessee.


9.   RIDER TO 11.01 - DEFAULT BY LESSEE

     Lessee shall be deemed in default of this Lease if it (i) vacates or abandons the Leased Premises in whole or in material part thereof, (ii) fails to give thirty (30) days prior notice to Lessor of its intention to vacate or abandon all or any material part thereof, or (iii) fails to keep and/or perform all other covenants under the Lease including payment of rent or maintenance of insurance.

10.  RIDER TO SECTION 16.07 - NOTICES

     Notwithstanding any provision contained in this Lease to the contrary, until further notice is sent in accordance with the terms of this Lease, all statements, notices or communications to be given under the terms of this Lease shall be in writing and delivered by hand against receipt or sent by certified mail, registered mail or Express Mail Service, with postage prepaid and return receipt requested, or other nationally utilized overnight delivery service, and addressed as follows:

     IF TO LESSOR:

     North Creek I-III, L.P.
     LaSalle Advisors Limited
     200 East Randolph Drive
     Chicago, IL 60601
     Facsimile: (312) 782-4339

WITH A COPY TO:

     LPAML Colorado Limited Partnership
     8055 East Tufts Avenue, Suite 101
     Denver, CO 80237
     Attention: General Partner
     Facsimile: (303) 779-5831


     IF TO LESSEE:

     MCI Telecommunications Corporation
     c/o MCI Systemhouse Corp.
     701 S. 12th Street
     Arlington, Virginia 22202
     Attention: Real Estate Manager, Dept. 0950/081
     Facsimile: 703-414-6829


WITH A COPY TO:

     MCI Telecommunications Corporation
     Law and Public Policy
     1133 19th Street, N.W.
     Washington, D.C. 20036
     Attention: Real Estate Administrator
     Facsimile: (202) 736-6666

     ADDITIONAL PROVISIONS TO THE LEASE:

14.  EXTENSION OPTIONS

     Notwithstanding any provisions contained in this Lease to the contrary, in addition to the initial term hereof, Lessee shall have the right to extend the term of this Lease for an additional term of five (5) years (the "EXTENSION PERIOD") commencing on the date immediately following the expiration date and ending on the date immediately preceding the sixth (6) anniversary of the commencement date of the Extension Period. If Lessee elects to exercise such option, it shall do so by giving notice of such election to Lessor no sooner than one (1) year and no later than six (6) months before the beginning of the Extension Period. Such Extension Period shall be on the same terms and conditions as are set forth herein except for rent which shall be 100% of the then current Fair Market Rent ("FMR") as hereinafter defined. The word "TERM" as used in this Lease and this Rider shall include the above mentioned Extension Period.

     If Lessee gives notice in accordance with the provisions of this Paragraph, and the parties are unable to agree to the Fair Market Rent within thirty (30) days after receipt of the notice from Lessor setting forth the Base Rent then Lessee at its sole option and as its sole right or remedy may either (i) initiate the appraisal process provided for herein by giving notice to that effect to the Lessor, or (ii) revoke its exercise of its option to extend. If Lessee initiates an appraisal then the Lessee shall specify in such notice the name and address of the Appraiser designated on its behalf. Lessor shall have ten (10) business days from receipt of such notice of appraisal to appoint its own Appraiser and notify Lessee thereof. All Appraisers designated shall be real estate brokers licensed in the State of Colorado with at least ten (10) years experience in office building leasing in Colorado Springs, Colorado. The third appraiser must be impartial and must not have been directly engaged by Lessor or Lessee for two and one half years preceding the appraisal process. If the Lessor fails to notify the Lessee of the appointment of its Appraiser within the time above specified, then the appointment of the second Appraiser shall be made in the same manner as hereinafter provided for the appointment of a third Appraiser in a case where the two Appraisers appointed hereunder and the parties are unable to agree upon such appointment. The two Appraisers so chosen shall meet within ten (10) days after the second Appraiser is appointed, and if the two Appraisers shall not agree, they shall together appoint a third Appraiser. If the two Appraisers are unable to agree upon such appointment within thirty (30) days after the appointment of the second Appraiser, then either party, on behalf of both and no notice to the other, may apply for the appointment of a third Appraiser to the District Court Judge for El Paso County.

     The majority of the Appraisers shall determine the Fair Market Rent for the Leased Premises and render a written report of their determination to both Lessor and Lessee within thirty (30) days of the appointment of the second Appraiser or thirty (30) days of the appointment of the third Appraiser, if such third Appraiser is appointed pursuant to the provisions hereof, and determination of the Fair Market Rent by the majority of the Appraisers shall be binding and conclusive on both Lessor and Lessee.

     Each party shall pay the fees and expenses of the one of the two original Appraisers appointed by or for such party, and the fees and expenses of the third Appraiser and all other expenses (not including the attorneys' fees, witness fees and similar expenses of the parties, which shall be borne separately by each of the parties) of the appraisal process shall be borne by the parties equally.

     In the event Lessor or Lessee initiates the appraisal process and as of the commencement date of the Extension Period the amount of the Fair Market Rent has not been determined, Lessee shall pay the base rent payable by Lessee hereunder as of the Expiration Date of the Initial Term and when such determination has been made, it shall be retroactive as of the commencement date of the Extension Period and any deficiency or overpayment shall be paid by Lessee to Lessor, or if applicable Lessor to Lessee, within thirty (30) days after the date of such determination.

     Lessee's occupancy of the Leased Premises during the Extension Period shall be on the same terms and conditions as are in effect immediately prior to the expiration date of the initial term of this Lease, provided, however, (i) base rent shall be as determined herein; (ii) Lessee shall have no further right to any allowances, tenant finish, renewals or monetary concessions, if any, included in Base Rent.

     If Lessee does not send notice pursuant to the provisions hereof, the option to extend shall be of no further force or effect and shall be deemed deleted from this Lease. Time shall be of the essence as to Lessee's delivery of notice.

     If this Lease is extended, then Lessor or Lessee can request the other party hereto to execute a supplemental agreement setting forth the exercise of Lessee's right to extend the term of this Lease, the last day of the Extension Period, and the base rent for the respective Extension Period.

     For purposes hereof, Fair Market Rent shall mean the base rent for a reasonably comparable renewal term of a comparable size lease in El Paso County, Colorado, for a building of similar size, age, condition and amenities.

15.  QUIET ENJOYMENT

     Notwithstanding any provision contained in this Lease to the contrary, Lessor covenants and agrees with Lessee that upon Lessee's paying the rent and any additional rent and observing and performing all of the terms, covenants and conditions on Lessee's part to be observed and performed, Lessee may peaceably and quietly enjoy from claims of parties claiming by or through Lessor (1) the Leased Premises hereby demised, and (2) such other rights as Lessee is granted under this Lease subject to the terms of the Lease.

16.  AUTHORITY TO EXECUTE

     Notwithstanding any provision contained in this Lease to the contrary, the parties hereto represent and warrant that each has the authority to enter into this Lease and that the signatories hereto are authorized representatives of Lessor and Lessee respectively.

17.   PARKING

     Provided Lessee is not in default and subject to casualty, condemnation and applicable laws, Lessee shall at all times during the term of this Lease, at no additional cost to Lessee, including any extensions or renewals thereof, have up to 3 parking spaces for each 1000 square feet of the Leased Premises.

18.  CONNECTIVITY

     Lessor hereby grants to Lessee the right, at its sole cost and expense, to install two (2) six (6) inch conduits between the North Creek II Building and the North Creek III Building for the placement of fiber optic risers and cables between the respective Leased Premises of Lessee, along with accompanying access to existing chases and other building facilities in order to install cables measuring 2-2 1/2 inches in diameter. Lessee shall submit all plans and specifications for installation of its conduits to Lessor for Lessor approval prior to beginning any construction, which approval shall not be unreasonably withheld or delayed. Lessee shall at its sole cost and expense keep, maintain and repair the conduits in good condition and repair. The conduit is subject to existing easements, and any applicable laws.

     In addition, upon the execution of the attached Satellite Dish License Agreement (Exhibit G), Lessor hereby grants to Lessee the right to install one
(1) receiving only satellite dish on the roof of the Building, along with accompanying access to existing chases and other building facilities in order to install cables measuring approximately 2-2 1/2 inches in diameter to the satellite dish. Lessee shall submit all plans and specifications for installation of the satellite dish and accompanying cables to Lessor for Lessor approval prior to beginning any construction, which approval shall not be unreasonably withheld or delayed. Upon termination of Lessee's right to use such conduit, Lessee shall remove any of its cabling and fiber optics, clean the conduit and surrender the conduit to Lessor, which shall remain the property of Lessor.

19.  COLLOCATION OF EQUIPMENT

     Lessor hereby grants to Lessee the right to locate equipment owned by Lessee's customers upon the Leased Premises; provided, however, that:

   (i) the placement of such equipment upon the Leased Premises will not create in the third party customer a possessory interest in the Leased Premises;

   (ii) all equipment placed upon the Leased Premises by a third party customer shall remain the personal property of the third party customer; provided prior written notice thereof is given to Lessor, the third party customer releases Lessor from any and all claims arising from the presence of the equipment in on or about the Leased Premises, and the third party customer agrees to remove the equipment within one (1) day of receipt of notice, and repair any damage if the Lessee's rights to possession have been terminated.

   (iii) Lessee shall indemnify and hold Lessor harmless from any and all damages, liabilities and other claims arising from the existence of the third party customer's equipment upon the Leased Premises in accordance with Section 7.03 of this Lease during the term of this Lease and any extensions thereof.

   (iv) in the event Lessor deems the Lessee's placement of such equipment upon the Leased Premises does create in the third party customer a possessory right in the Leased Premises, Lessee agrees to execute a sublease agreement with Lessor covering the space utilized by Lessee's customer's equipment within the Leased Premises.

   (v) all costs and expenses by Lessor arising from or relating to such equipment shall be borne by Lessee and payable upon demand including reasonable attorneys fees and costs.

   (vi) the existence or placement of the equipment in on or about the Leased Premises shall not violate this Lease including the rules and regulations, and any insurance requirements.

LESSOR:                                  LESSEE:

North Creek I-III L.P.,                  MCI Systemhouse Corp.,
a Delaware limited partnership           a Delaware corporation

By: LPAML Colorado Limited               By: /s/ MARTHA BENSON
    Partnership, a Colorado limited         ----------------------------------
    partnership, as Agent for Lessor     Its: Director, Real Estate Services
                                            -----------------------------------
                                         Date:
                                             ----------------------------------

By: /s/ LUCY A. BARNETT
   ----------------------------------
Its: General Partner
   -----------------------------------
Date: 6/30/97
    ----------------------------------

                                                                       EXHIBIT B


                              [SECOND FLOOR PLAN]

5.   RIDER TO SECTION 6.02 - LESSEE IMPROVEMENTS

     Notwithstanding the provisions of Section 6.02, Lessor agrees to not unreasonably withhold consent to alterations within the Leased Premises which do not affect either the structure of the building (including the roof) or the building systems, which systems include without limitation electrical, plumbing and HVAC. Lessee may install vending machines in the Leased Premises for exclusive use of Lessee's employees and Lessee shall be responsible for the cost of any additional maintenance or utilities required for such machines. Upon the prior written approval of Lessor, Lessee may retain its own licensed contractor for all work within the Leased Premises, provided that such contractor meets all reasonable insurance requirements of Lessor and such contractor would not violate or invalidate any outstanding warranties for work.

6.   RIDER TO SECTION 6.03 - MECHANICS LIEN

     Notwithstanding any provision contained in this Lease to the contrary, Lessee shall have a period of thirty (30) days from and after Lessee's receipt of notice of the filing of any such mechanic's or materialmen's lien within which to post a bond or to cause such lien to be released of record before Lessor may exercise its rights under this section.

7.   RIDER TO SECTION 9.02 - ASSIGNMENT

     Notwithstanding anything to the contrary contained hereinabove, Lessee shall have the right, without obtaining Lessor's prior written consent, to assign or sublease all or any portion of the Leased Premises to the following parties on the following conditions:

          a. Any subsidiary or affiliate of Lessee, provided Lessee owns a substantial interest in such affiliate or subsidiary;

          b.  Any parent corporation of Lessee;

          c. Any subsidiary or affiliate of Lessee's parent corporation if such parent owns a substantial interest in such subsidiary or affiliate; or

          d. Any corporation into which Lessee may be merged or consolidated or which purchases all or substantially all of the assets or stock of Lessee; provided that the resulting corporation has as net worth at least equal to Lessee's net worth as of the date hereof;

and provided that:

          (1) Lessee continues to remain primarily liable on its obligations set forth herein;

          (2) Any such subtenant and/or assignee shall assume and be bound by all obligations of Lessee for payment of all amounts of rental and other sums and the performance of all covenants required by Lessee pursuant to this Lease; and

          (3) Any such subtenant and/or assignee intends to operate the Leased Premises in accordance with the usage restrictions of this Lease and under the same name as Lessee.

Not less than thirty (30) days subsequent to the effective date of such transaction, Lessee shall provide Lessor with copies of the documents evidencing such transaction and such evidence as Lessor may reasonably require to establish that such transaction falls within the terms and provisions of this subparagraph. All subletting and assignments shall be on forms approved by Lessor in advance. If Lessor's then standard subletting or assignment form is not utilized then Lessee shall pay Lessor's reasonable costs to have such sublease or assignment forms reviewed. Any subletting

                      CMD REALTY INVESTMENT FUND III, L.P.
                         c/o CMD REALTY INVESTORS, INC.
                       227 WEST MONROE STREET, SUITE 3900
                             CHICAGO, ILLINOIS 60606



                                    07/16/98


VIA AIRBORNE EXPRESS

MCI Telecommunications Corporation
Law and Public Policy
1133 19th Street, N.W.
Washington, D.C. 20036


                           Re: Sublease Agreement dated June 30, 1998 ("Sublease") between MCI SYSTEMHOUSE CORP., a Delaware corporation ("SUBLESSOR") and CHANNELPOINT, INC., a Delaware corporation ("SUBLESSEE") concerning certain premises ("PREMISES") commonly known as Suite 200 in North Creek II, 5755 Mark Dabling Boulevard, Colorado Springs, Colorado


Ladies and Gentlemen:

         Reference is hereby made to your request for consent to the subletting contemplated by the Sublease.

         We hereby consent to such subletting, subject to the following understandings, agreements and conditions, notwithstanding anything contained in the Sublease to the contrary:

         1. Neither this consent nor the terms of the Sublease modifies, amends, waives or affects any of the terms, covenants, conditions, provisions or agreements of the lease from the undersigned to Sublessor dated on or about June 30, 1997, as may have been amended ("LEASE"), nor affects Sublessor's obligations thereunder, which Lease shall continue to apply to all the space covered by the Lease and the use and occupancy thereof. The Sublease is subject and subordinate at all times to this consent and to the Lease and all of its terms, covenants, conditions, provisions and agreements.

         2. This consent shall not be construed to create a landlord-tenant relationship or privity of contract or estate between the undersigned and Sublessee.

MCI SYSTEMHOUSE CORP.
07/16/98
Page 2

         3. Nothing contained herein shall be construed as a consent to, approval of, or ratification by the undersigned of any of the particular provisions of the Sublease or as a representation or warranty by the undersigned in respect thereof. The undersigned is not passing on the terms, covenants and conditions of the Sublease and is not assuming any obligations under the Sublease.

         4. Neither the Sublease, nor this consent thereof shall be construed as a consent by the undersigned to any further subletting either by Sublessor or by Sublessee.

         5. This consent is not assignable, nor shall this consent be a consent to any amendment, modification, extension or renewal of the Sublease, without the undersigned's prior written consent.

         6.       Intentionally omitted.

         7. Sublessor and Sublessee covenant and agree that under no circumstances shall the undersigned be liable for any brokerage commission or other charge or expense in connection with the Sublease and both Sublessor and Sublessee agree to indemnify the undersigned, its directors, officers, agents, shareholders and employees against same and against any cost or expense (including, without limitation, attorney's fees and disbursements) incurred by the undersigned, its directors, officers, agents, shareholders and employees in resisting any claim for any such brokerage commission.

         8. If for any reason the term of the Lease shall terminate, the Sublease shall automatically be terminated, and on or prior to the date of such termination of the Sublease, Sublessee shall quit and surrender the Premises to the undersigned in accordance with all applicable provisions of the Lease.

         9. The execution of this consent by Sublessor and by Sublessee shall indicate their joint and several confirmation of the foregoing conditions and their agreement to be bound thereby. The failure of Sublessor and Sublessee to execute this consent and deliver it to the undersigned within 30 days of the date hereof shall render this consent void ab initio and of no force or effect, without any further action of the undersigned.

         10. The parties hereby acknowledge that any special rights under the Lease that, by their terms are personal or non-assignable, including, but not limited to, extension, expansion, relocation, early termination, signage, or rights that by their terms are personal or non-assignable, are not being assigned by the Sublease (notwithstanding anything to the contrary contained therein), and, to the extent that such rights by their terms no longer apply after a sublease, then such rights shall be of no further force or effect.

MCI SYSTEMHOUSE CORP.
07/16/98
Page 3


         11. This Consent to Sublease is expressly conditioned upon and subject to the following:

                  (a) execution and delivery of a lease amendment between the undersigned and Sublessee in the form attached hereto as Exhibit A wherein Sublessee agrees to delete Section 3 of the Rider to that certain lease dated March 25, 1997 between Sublessee, as Tenant and the undersigned, as Landlord, for certain other premises at North Creek II;

                  (b) execution of a Tenant Estoppel Certificate by Sublessor with respect to the Lease in the form attached hereto as Exhibit B;

                  (c) execution of a Tenant Estoppel Certificate by Sublessee with respect to its lease with the undersigned for certain other premises at the Building in the form attached hereto as Exhibit C; and

                  (d) execution of a Tenant Estoppel Certificate by MCI Telecommunications Corporation with respect to certain premises leased by MCI Telecommunications Corporation at North Creek III in the form attached hereto as Exhibit D.

         In the event that Sublessor fails or refuses to execute and deliver to the undersigned any or all of the foregoing documents (executed by the appropriate party) together with the fully executed copy of this Consent to Sublease, then this Consent to Sublease shall, at the sole option of the undersigned, be null and void.

                            Very truly yours,

                            CMD REALTY INVESTMENT FUND III, L.P.,
                            an Illinois limited partnership


                            By: CMD/Fund III GP Investments, L.P.,
                                an Illinois limited partnership,
                                its general partner

                                By: CMD REIM III, Inc., an Illinois corporation,
                                    its general partner

                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Its:
                                        ----------------------------------------

MCI SYSTEMHOUSE CORP.
07/16/98
Page 4


CONFIRMED AND AGREED:

MCI Systemhouse Corp.


By: /s/ MARTHA BENSON
   -------------------------
       Martha Benson
       Authorized Signatory



ChannelPoint Inc.


By: /s/ KENNETH E. HOLLEN
   -------------------------
Name: Kenneth E. Hollen
     -----------------------
Its: President & CEO
    ------------------------


cc: MCI Telecommunications Corporation
    701 S. 12th Street
    Arlington, VA 22202

                                    EXHIBIT A

                               LEASE AMENDMENT TWO


THIS LEASE AMENDMENT TWO ("Amendment") is made and entered into as of the 30th day of June, 1998, by and between CMD Realty Investment Fund III, L.P., an Illinois limited partnership ("Landlord") and ChannelPoint, Inc., a Delaware corporation ("Tenant").

         A. Landlord and Tenant are the current parties to that certain lease ("Original Lease") dated March 25, 1997, for premises (the "Premises") in the building (the "Building") known as North Creek II, located at 5755 Mark Dabling Boulevard, Colorado Springs, Colorado 80919 (the "Property," as may be further described below), which lease has heretofore been amended or assigned by a document described and dated as follows First Amendment to Lease dated May 23, 1997 (collectively, and as amended herein, the "Lease").

         B. The parties mutually desire to amend the Lease on and subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereby agree as follows:

         1. AMENDMENT. The parties agree that the Lease shall be amended in accordance with the following terms and conditions:

            Section 3 of the Rider to the Lease ("Right to Terminate") is hereby deleted from the Lease.

         2. EFFECTIVE DATE. This Amendment shall become effective as an amendment to the Lease as of, on and after July 1, 1998 (herein referred to as the "Effective Date"), and shall continue in effect until amended by the parties in writing or until expiration or sooner termination of the Lease.

         3. BROKERS. Tenant hereby represents and warrants that Tenant has not dealt with any broker, salesman, agent or finder in connection with this Amendment, and agrees to defend, indemnify and hold Landlord, and its employees, agents and affiliates harmless from all damages, losses, judgments, liabilities and expenses (including reasonable attorneys' fees) arising from any claims or demands of any broker, salesman, agent or finder with whom Tenant has dealt for any commission or fee alleged to be due in connection with this Amendment.

         4. CONFIDENTIALITY. Tenant shall keep the content and all copies of this document and the Lease, all related documents or amendments now or hereafter entered, and all proposals, materials, information and matters relating thereto strictly confidential, and shall not disclose, disseminate or distribute any of the same, or permit the same to occur, with respect to any party other than Tenant's financial or legal advisors to the extent that they need such information to advise Tenant (and Tenant shall obligate any such other parties to whom disclosure is permitted to honor the confidentiality provisions hereof), except as may be required by Law or court proceedings.

         5. WHOLE AMENDMENT; FULL FORCE AND EFFECT; CONFLICTS. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. As amended herein, the Lease between the parties shall remain in full force and effect. As an inducement for Landlord to enter into this Amendment, Tenant hereby represents that Landlord is not in violation of the Lease, and that Landlord has fully performed all of its obligations under the Lease as of the date on which Tenant signs this Amendment. In case of any inconsistency between the provisions of the Lease and this Amendment, the latter provisions shall govern and control.

         6. NOT AN OFFER. The submission and negotiation of this Amendment shall not be deemed an offer to enter into the same by Landlord. Tenant's execution of this Amendment constitutes a firm offer to enter into the same which may not be withdrawn for a period of thirty (30) days after delivery to Landlord. During such period, Landlord may proceed in reliance thereon, but such acts shall not be deemed an acceptance. Such acceptance shall be evidenced only by Landlord signing and delivering this Amendment to Tenant.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

WITNESSES; ATTESTATION
(Two for each signatory
required if Building
is in Florida or Ohio):

                               LANDLORD:

                               CMD REALTY INVESTMENT FUND III, L.P.,
                               an Illinois limited partnership

                               By: CMD/Fund III GP Investments, L.P.,
                               an Illinois limited partnership,
                               its general partner

                                    By: CMD REIM III, Inc.,
                                    an Illinois corporation,
                                    its general partner

                                    By:
--------------------                   --------------------------
                                    Name:
                                         ------------------------
                                    Its:
--------------------                    -------------------------

                               TENANT:

                               CHANNELPOINT, INC.
                               a Delaware corporation

                               By:
---------------------             -------------------------------
                               Name:
                                    -----------------------------
                               Its:
---------------------              ------------------------------

                                    EXHIBIT B

                           TENANT ESTOPPEL CERTIFICATE


         MCI Systemhouse Corp., a Delaware corporation ("TENANT"), is a tenant in the building commonly known as North Creek II and located at 5755 Mark Dabling Boulevard, Colorado Springs, Colorado 80919 ("BUILDING"). CMD Realty Investment Fund III, L.P., an Illinois limited partnership ("LANDLORD"), has requested Tenant to execute and deliver this Tenant Estoppel Certificate to Landlord. Tenant understands that Landlord intends to rely upon information contained in this Tenant Estoppel Certificate in connection with its consent to the sublease of Tenant's interest in the Lease (as defined below) to ChannelPoint, Inc., a Delaware corporation, and in connection with the sale and purchase of the Building. Accordingly, Tenant hereby certifies as follows:

         (a) LEASE DOCUMENTS. Attached hereto as EXHIBIT A is a description of the lease, all amendments thereto and all other related agreements ("LEASE DOCUMENTS") between Tenant and Landlord regarding its lease and occupancy in the Building (collectively, the "LEASE"). The Lease Documents are valid and in full force and effect.

         (b) TERM. The term of the Lease expires on June 30, 2000 (without regard to any rights of Tenant to terminate or extend the term).

         (c) BASE RENT. The monthly base or fixed rent payable by Tenant under the Lease Documents is $41,984.95 per month.

         (d) PREPAID RENT. No rent under the Lease has been paid more than one month in advance of its due date under the Lease.

         (e) SECURITY DEPOSIT. The balance of the security deposit made by Tenant under the Lease Documents is $ -0-.

         (f) CONCESSIONS. Tenant is not entitled to any tenant improvements or allowances, free rent for any period after the date hereof or any other concessions with respect to the Lease, except as set forth in the Lease Documents.

         (g) OPTIONS. Tenant has no rights to extend, expand or terminate the Lease, or purchase the Building, except as set forth in the Lease Documents.

         (h) DEFAULTS. To Tenant's actual knowledge, without any independent investigation, (i) there are no uncured defaults by Tenant or landlord under the Lease Documents, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute a default by Tenant or landlord under the Lease Documents, and (ii) Tenant neither has nor claims any charge, lien, claim, counterclaim, defense or offset against Landlord under the Lease Documents or otherwise against rents or other charges due or to become due under the Lease Documents.

         (i) ADDITIONAL CERTIFICATE. Tenant agrees that it shall, within fifteen
(15) days after its receipt of Landlord's request therefor, furnish Landlord with an additional Tenant Estoppel Certificate which shall be substantially the same in form and substance as this Tenant Estoppel Certificate, and which additional Tenant Estoppel Certificate shall state that it can be relied on and will run to both Landlord and a purchaser of the Building.



Dated: ________________,1998.

                                                   MCI SYSTEMHOUSE CORP.
                                            -----------------------------------
                                                         (Tenant)

                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT A

                                 Lease Documents


1. Standard Commercial Lease dated on or about June 30, 1997 by and between North Creek I-III L.P., a Delaware limited partnership and MCI Systemhouse Corp.

2. Notice of assignment of lease dated November 19, 1997 from North Creek, L.P. and CMD Realty Investment Fund III, L.P., an Illinois limited partnership

                                    EXHIBIT C

                           TENANT ESTOPPEL CERTIFICATE


         ChannelPoint, Inc., a Delaware corporation ("TENANT"), is a tenant in the building commonly known as North Creek II and located at 5755 Mark Dabling Boulevard, Colorado Springs, Colorado 80919 ("BUILDING"). CMD Realty Investment Fund III, L.P., an Illinois limited partnership ("LANDLORD"), has requested Tenant to execute and deliver this Tenant Estoppel Certificate to Landlord. Tenant understands that Landlord intends to rely upon information contained in this Tenant Estoppel Certificate in connection with its consent to the sublease to Tenant of certain premises in the Building currently leased to MCI Systemhouse Corp., and in connection with the sale and purchase of the Building. Accordingly, Tenant hereby certifies as follows:

         (a) LEASE DOCUMENTS. Attached hereto as EXHIBIT A is a description of the lease, all amendments thereto and all other related agreements ("LEASE DOCUMENTS") between Tenant and Landlord regarding its lease and occupancy in the Building (collectively, the "LEASE"). The Lease Documents are valid and in full force and effect.

         (b) TERM. The term of the Lease expires on July 31, 2002 (without regard to any rights of Tenant to terminate or extend the term).

         (c) BASE RENT. The monthly base or fixed rent payable by Tenant under the Lease Documents is $23,650.15 per month for the period beginning on August 1, 1998 and ending on July 31, 2001 and $24,096.38 per month for the period beginning on August 1, 2001 and ending on July 31, 2002.

         (d) PREPAID RENT. No rent under the Lease has been paid more than one month in advance of its due date under the Lease.

         (e) SECURITY DEPOSIT. The balance of the security deposit made by Tenant under the Lease Documents is $300,000 in the form of a transferable letter of credit.

         (f) CONCESSIONS. Tenant is not entitled to any tenant improvements or allowances, free rent for any period after the date hereof or any other concessions with respect to the Lease, except as set forth in the Lease Documents.

         (g) OPTIONS. Tenant has no rights to extend, expand or terminate the Lease, or purchase the Building, except as set forth in the Lease Documents.

         (h) DEFAULTS. To Tenant's actual knowledge, without any independent investigation, (i) there are no uncured defaults by Tenant or landlord under the Lease Documents, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute a default by Tenant or landlord under the Lease Documents, and (ii) Tenant neither has nor claims any charge, lien, claim, counterclaim, defense or offset against Landlord under the Lease Documents or otherwise against rents or other charges due or to become due under the Lease Documents.

         (i) ADDITIONAL CERTIFICATE. Tenant agrees that it shall, within fifteen
(15) days after its receipt of Landlord's request therefor, furnish Landlord with an additional Tenant Estoppel Certificate which shall be substantially the same in form and substance as this Tenant Estoppel Certificate, and which additional Tenant Estoppel Certificate shall state that it can be relied on and will run to both Landlord and a purchaser of the Building.



Dated: _________________, 1998.





                                       CHANNELPOINT, INC.
                                       -------------------------------------
                                            (Tenant)

                                       By:
                                          ----------------------------------
                                       Title:
                                             -------------------------------

                                    EXHIBIT A

                                 Lease Documents


1. Standard Commercial Lease dated on or about March 25, 1997 by and between North Creek I-III L.P., a Delaware limited partnership and Channelworks, Inc.

2.       First Amendment to lease dated May 23, 1997

3. Notice of assignment of lease dated November 19, 1997 from North Creek, L.P. and CMD Realty Investment Fund III, L.P., an Illinois limited partnership

                                    EXHIBIT D

                           TENANT ESTOPPEL CERTIFICATE

         MCI Telecommunications Corporation, a Delaware corporation ("TENANT"), is a tenant in the building known as North Creek III and located at 5775 Mark Dabling Boulevard, Colorado Springs, Colorado 80919 ("BUILDING"). CMD Realty Investment Fund III, L.P., an Illinois limited partnership ("LANDLORD"), has requested Tenant to execute and deliver this Tenant Estoppel Certificate to Landlord. Tenant understands that Landlord intends to rely upon information contained in this Tenant Estoppel Certificate in connection with the sale and purchase of the Building. Accordingly, Tenant hereby certifies as follows:

         (a) LEASE DOCUMENTS. Attached hereto as EXHIBIT A is a description of the lease, all amendments thereto and all other related agreements ("LEASE DOCUMENTS") between Tenant and landlord regarding its lease and occupancy in the Building (collectively, the "LEASE"). The Lease Documents are valid and in full force and effect.

         (b) TERM. The term of the Lease expires on February 29, 2004 (without regard to any rights of Tenant to terminate or extend the term).

         c) BASE RENT. The monthly base or fixed rent payable by Tenant under the Lease Documents is as follows:

-----------------------------------------------------------------------
Period                                      Monthly Base Rent
-----------------------------------------------------------------------
JULY 1, 1998 THROUGH FEBRUARY 28, 1999         $109,333.24
-----------------------------------------------------------------------
MARCH 1, 1999 THROUGH FEBRUARY 29, 2000        $116,220.38
-----------------------------------------------------------------------
MARCH 1, 2000 THROUGH FEBRUARY 28, 2001        $118,803.05
-----------------------------------------------------------------------
MARCH 1, 2001 THROUGH FEBRUARY 28, 2002        $122,246.62
-----------------------------------------------------------------------
MARCH 1, 2002 THROUGH FEBRUARY 28, 2003        $125,690.18
-----------------------------------------------------------------------
MARCH 1, 2003 THROUGH FEBRUARY 29, 2004        $129,133.75
-----------------------------------------------------------------------

         (d) PREPAID RENT. No rent under the Lease has been paid more than one month in advance of its due date under the Lease.

         (e) SECURITY DEPOSIT. The balance of the security deposit made by Tenant under the Lease Documents is $-0-.

         (f) CONCESSIONS. Tenant is not entitled to any tenant improvements or allowances, free rent for any period after the date hereof or any other concessions with respect to the Lease, except as set forth in the Lease Documents.

         (g) OPTIONS. Tenant has no rights to extend, expand or terminate the Lease, or purchase the Building, except as set forth in the Lease Documents.

         (h) DEFAULTS. To Tenant's actual knowledge, without any independent investigation, (i) there are no uncured defaults by Tenant or landlord under the Lease Documents, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute a default by Tenant or landlord under the Lease Documents, and (ii) Tenant neither has nor claims any charge, lien, claim, counterclaim, defense or offset against Landlord under the Lease Documents or otherwise against rents or other charges due or to become due under the Lease Documents.

         (i) ADDITIONAL CERTIFICATE. Tenant agrees that it shall, within fifteen
(15) days after its receipt of Landlord's request therefor, furnish Landlord with an additional Tenant Estoppel Certificate which shall be substantially the same in form and substance as this Tenant Estoppel Certificate, and which additional Tenant Estoppel Certificate shall state that it can be relied on and will run to both Landlord and a purchaser of the Building.





Dated: __________________,1998.

                                        MCI Telecommunications Corporation
                                        -----------------------------------
                                                    (Tenant)

                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------

                                    EXHIBIT A

                                 LEASE DOCUMENTS


1. Lease dated December 6, 1993 by and between The Equitable Life Assurance Society of the United States and MCI Telecommunications Corporation

2.  First Amendment to Lease dated February 15, 1994

3.  Second Amendment to Lease dated May 29, 1998

4. Notice of assignment of lease dated November 19, 1997 from North Creek, L.P. and CMD Realty Investment Fund III, L.P., an Illinois limited partnership